CERTIFIED RESOLUTION
                                  OF
                CHARTER NATIONAL LIFE INSURANCE COMPANY


The undersigned, Secretary of Charter National Life Insurance Company, a corporation duly organized and existing under the laws of the State of Missouri, hereby certifies that the following resolutions were adopted under Agreement for Action of the Board of Directors Without a Meeting dated May 15, 1987, and are in full force and effect as of the date of this Certificate.

BE IT RESOLVED, that the Board of Directors of Charter National Life Insurance company ("Company"), pursuant to the provisions of Section
376.309 of the Missouri Insurance Statutes, hereby establishes a separate account designated "Charter National Variable Annuity Account" (hereinafter "Variable Annuity Account") for the following use and purposes, and subject to such conditions as hereinafter set forth;

FURTHER RESOLVED, that Variable Annuity Account is established for the purpose of providing for the issuance by the Company of variable annuity contracts ("Contracts") and shall constitute a separate account into which are allocated amounts paid to or held by the Company under such Contracts. The form of such Contracts shall be kept on file in the Secretary's Office;

FURTHER RESOLVED, that the income, gains, and losses, whether or not realized, from assets allocated to Variable Annuity Account shall, in accordance with the Contracts, be credited to or charged against such account without regard to other income, gains, or losses of the Company;

FURTHER RESOLVED, that that portion of the assets of Variable Annuity Account equal to the reserves and other contract liabilities with respect to Variable Annuity Account shall not be chargeable with liabilities arising out of any other business the Company may conduct;

FURTHER RESOLVED, that Variable Annuity Account shall be divided into Investment Subaccounts, each of which shall invest in the shares of an investment company, and net premiums under the Contracts shall be allocated to the eligible portfolios set forth in the Contracts in accordance with instructions received from owners of the Contracts.

FURTHER RESOLVED, that the Board of Directors expressly reserves the right to add, combine, or remove any Investment Subaccount of Variable Annuity Account as it may hereafter deem necessary or appropriate;

CERTIFIED RESOLUTION
PAGE 2


FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, any Vice President, or the Treasurer, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to invest such amount or amounts of the Company's cash in Variable Annuity Account or in any Investment Subaccount thereof as may be deemed necessary or appropriate to facilitate the commencement of Variable Annuity Account's operations and/or to meet any minimum capital requirements under the Investment Company Act of 1940;

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, any Vice President, or the Treasurer, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to transfer cash from time to time between the Company's general account and Variable Annuity Account as deemed necessary or appropriate and consistent with the terms of the Contracts;

FURTHER RESOLVED, that the Board of Directors of the Company reserves the right to change the designation of Variable Annuity Account hereafter to such other designation as it may deem necessary or appropriate;

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, any Vice President, and each of them, with full power to act without the others, with such assistance form the Company's independent certified public accountants, legal counsel, and independent consultants or others as they may require, be, and they hereby are, severally authorized and directed to take all action necessary to: (a) register Variable Annuity Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts, which may be an indefinite amount, as the said officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other actions which are necessary in connection with the offering of said Contracts for sale and the operation of Variable Annuity Account in order to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and other applicable federal laws, including the filing of any amendments to registration statements, any supplements, any undertakings, and any applications for exemptions from the Investment Company Act of 1940 or other applicable federal laws as the said officers of the Company shall deem necessary or appropriate;

FURTHER RESOLVED, that the President, the Executive vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized and empowered to prepare, execute, and cause to be filed with the Securities

CERTIFIED RESOLUTION
PAGE 3

and Exchange Commission on behalf of Variable Annuity Account, and by the Company as sponsor and depositor a Notification of Registration under the Investment Company Act of 1940, and any and all amendments to the foregoing on behalf of Variable Annuity Account and the Company and on behalf of and as attorneys-in-fact for the principal executive officer, the principal financial officer, the principal accounting officer, and/or any other officer of the Company;

FURTHER RESOLVED, that D. T. Cumming, President, and G. T. Mitchell, Executive Vice President, are duly appointed as agents for service under any such registration statement, duly authorized to receive communications and notices from the Securities and Exchange Commission with respect thereto;

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized on behalf of Variable Annuity Account and on behalf of the Company to take any and all action that each of them may deem necessary or advisable in order to offer and sell the Contracts, including any registrations, filings, and qualifications both of the Company, its officers, agents and employees, and of the Contracts, under the insurance and securities laws of any of the states of the United States of America and other jurisdictions, and in connection therewith to prepare, execute, deliver, and file all such applications, reports, covenants, resolutions, applications for exemptions, consents to service of process, and other papers and instruments as may be required under such laws, and to take any and all further action which the said officers or legal counsel of the Company may deem necessary or desirable (including entering into whatever agreements and contracts may be necessary) in order to maintain such registrations or qualifications for as long as the said officers or legal counsel deem it to be in the best interests of Variable Annuity Account and the Company;

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized in the names and on behalf of Variable Annuity Account and the company to execute and file irrevocable written consents on the part of Variable Annuity Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws therein in connection with said registration or qualification of the Contracts and to appoint the appropriate state official, or such other person as may be allowed by said insurance or securities laws, agent of Variable Annuity Account and of the Company for the purpose of receiving and accepting process;

CERTIFIED RESOLUTION
Page 4

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to establish procedures under which the Company will institute procedures for providing voting rights for owners of the Contracts with respect to securities owned by Variable annuity Account;

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to execute such agreement or agreements as deemed necessary and appropriate (i) with CNL, Inc. ("CNL") or other qualified entity under which CNL or such other entity will be appointed principal underwriter and distributor of the Contracts and (ii) with one or more qualified banks or other qualified entities to provide administrative and/or custodial services in connection with the establishment and maintenance of Variable Annuity Account and the design, issuance, and administration of the Contracts;

FURTHER RESOLVED, that because it is expected that Variable Annuity Account will invest solely in the securities issued by one or more investment companies registered under the Investment Company Act of 1940, the President, the Executive Vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to execute whatever agreement or agreements may be necessary or appropriate to enable such investments to be made;

FURTHER RESOLVED, that the President, the Executive Vice President, any Senior Vice President, or any Vice President, and each of them, with full power to act without the others, be, and they hereby are, severally authorized to execute and deliver such agreements and other documents and do such acts and things as may be deemed necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

IN WITNESS WHEREOF, I have hereunto set may hand and the seal of the corporation this 24th day of June 1988.



                                                   ________________________
                                                    /S/ P. M. Frank
                                                    P. M. Frank, Secretary

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105


                        FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY


    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
        Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
       in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
              Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                              Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will return the premium plus or minus any investment experience and the Contract will be void as of the Contract Date.


Signed for the Company in St. Louis, Missouri, on the Contract Date.



          Alexis M Berg                  Gregory R. Barstead

            Secretary                         President



This is a Legal Contract Between You and Us.  Please Read Your Contract
Carefully.

P1258

                          CONTRACT SPECIFICATIONS


FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY


INITIAL PREMIUM


SEPARATE ACCOUNT - CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT



ALLOCATION OF NET PREMIUM

SCUDDER GROWTH AND INCOME                 SCUDDER MONEY MARKET

SCUDDER BALANCED                          SCUDDER BOND

SCUDDER INTERNATIONAL                     SCUDDER CAPITAL GROWTH

SCUDDER GLOBAL DISCOVERY

GENERAL ACCOUNT 1 YEAR                    GENERAL ACCOUNT 3 YEAR









CONTRACT DATE                           ANNUITANT

CONTRACT NUMBER                         AGE AT ISSUE

PREMIUM                                 SEX

MATURITY DATE                           OWNER

                             TABLE OF CONTENTS


                                                      Page
               Summary                                  5
               Definitions                            6-7
               Premiums                                 7
               The Variable Annuity Account           8-9
               Accumulated Value                       10
               Annuity Benefit                         11
               Charges                                 12
               General Provisions                   13-14
               Beneficiary Provisions                  15
               Payments on Death                       15
               Annuity Income Options               16-18
               Basis of Calculations                19-20

2570                                                             Page 3

                                   INDEX


                                                      Page
               Accounting Procedures                   20
               Allocation of Net Premium(s)             7
               Annuitant                               11
               Annuity Change Option                   11
               Annuity Payments                        11
               Assignment                              13
               Beneficiary Designation                 15
               Change in Subaccounts                    8
               Change of Beneficiary                   15
               Change of Investment Policy              8
               Changes to the Contract                 13
               Contract, The                           13
               Contract Administration Charge          12
               Contract Date                           13
               Death of Annuitant                      15
               Effective Date                          13
               Full Surrender                          10
               How Accumulated Value is Calculated     19
               Limitations on Additional Premium        7
               Maturity Date                           11
               Misstatements                           13
               Mortality and Expense Risk Charge       12
               Option Conditions                       16
               Partial Surrender                       10
               Premium Tax                             12
               Proof of Death                          15
               Protection of Death Benefit             15
               Records Maintenance Charge              12
               Reports to Owner                        14
               Right to Defer Payment                  14
               Rights Reserved by the Company           9
               Subaccounts                              8
               Taxes                                   12
               Transfers                               10
               Variable Annuity Account                 8

2571                                                              Page 4

                                 SUMMARY


This is a flexible premium variable deferred annuity. It provides a Death Benefit to the Beneficiary if You die before the Maturity Date. It also provides an Annuity Benefit if You are living on the Maturity Date. The initial premium for this Contract is shown on Page 2. You may make additional premium payments subject to the potential limitations described on Page 7 of this Contract.

The Accumulated Value of this Contract will vary according to how You allocate the net premium(s). Allocations may be made to one or more of the subaccounts of the Variable Annuity Account. Each Subaccount invests its assets in one of a series of registered investment company funds. The amount of the Accumulated Value will vary with the investment performance of the subaccount(s) selected.

You may make a partial surrender of this Contract at any time prior to the Maturity Date. Any such surrender will cause the Annuity Benefit to be reduced.

This is a brief description of the provisions of this Contract. They are fully described on the remaining pages of the Contract.

2572                                                               Page 5

                                DEFINITIONS


ACCUMULATED VALUE        is the total of the value of the amounts in the
                         subaccount(s) for this Contract as of any Valuation Date on or before the Maturity Date.

AGE means the age of the Annuitant on the birthday nearest to the Contract Anniversary.

ANNUITANT, OWNER,
YOU, YOUR                is the Owner of this Contract and is the person
                         whose life is used to determine the duration and amount of any annuity payments and is shown on Page 2.

ANNUITY BENEFIT          is a series of payments to be made under any
                         Annuity Income Option scheduled to begin on the Maturity Date.

ANNUITY INCOME OPTION    is any method of receiving annuity payments as
                         described on Page 16.

BENEFICIARY              is the person named in the Application or by later
                         designation to receive any Death Benefit or any remaining annuity payments under an Annuity Income
                         Option.

COMPANY, WE, US, OUR     is Charter National Life Insurance Company.

CONTRACT YEAR, MONTH,
AND ANNIVERSARY          shall be measured from the Contract Date shown on
                         Page 2.

DEATH BENEFIT            is the amount We will pay to the Beneficiary if
                         You die before the Maturity Date. It will be equal to the Accumulated Value on the date We receive proof of your death.

JOINT ANNUITANT          is applicable only if Annuity Option 2 (see Page
                         16) has been elected by the Owner prior to the Maturity Date of this Contract.

MATURITY DATE            is shown on Page 2 or by later designation. It is
                         the date the Annuity Benefit is scheduled to begin if the Annuitant is living.

NET PREMIUM              is equal to the premium less premium taxes and the
                         first year's Records Maintenance Charge.

NONPARTICIPATING         means this Contract does not share in the profits
                         or surplus of the Company, and no dividends are payable.

2573                                                                 Page 6

VALUATION DATE           is each day on which valuation of the
                         subaccount(s) is required by applicable law and currently includes each day the New York Stock
                         Exchange is open for trading.

VALUATION PERIOD         is the period that starts at the close of a
                         Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ANNUITY
ACCOUNT is a separate account of Charter National Life Insurance Company as shown on Page 2.



                                PREMIUMS


ALLOCATION OF NET PREMIUM(S)

You determine the allocation of your Net Premium(s) to one or more of the subaccounts of the Variable Annuity Account. To the extent You allocate the Net Premium(s) to each subaccount, your Accumulated Value will vary with the investment performance. All allocations must be in whole percentages which add up to 100%.

LIMITATIONS ON ADDITIONAL PREMIUM

You may make additional premium payments at any time prior to the Maturity Date. Additional premiums will be allocated in the same manner as your most recent allocation unless We receive other instructions from You.

We reserve the right to:

  a) reject any premium payment which would cause the total premiums paid to exceed $1,000,000;

  b) limit the minimum amount of each premium payment to $1,000; and

  c) limit the frequency of premium payments to four times per Contract
     Year.

2574                                                               Page 7

                       THE VARIABLE ANNUITY ACCOUNT


VARIABLE ANNUITY ACCOUNT

The Variable Annuity Account is a separate investment account established by Us in accordance with Missouri law. The assets of this account are owned by Us and will be used to provide values and benefits under this and similar annuities. The Variable Annuity Account is not charged with liabilities arising out of any other business that We may conduct.

SUBACCOUNTS

The Variable Annuity Account consists of subaccounts, each of which invests in shares of a designated registered investment company fund. Shares are purchased at their net asset value.

Each distribution of income, dividends, and capital gains from a fund will be reinvested at net asset value in shares of the fund.

The values and benefits of your Contract depend on the investment performance of any subaccount(s) You select. You bear the investment risk for amounts allocated to the subaccount(s). We do not guarantee the investment performance.

CHANGE IN SUBACCOUNTS

We can add, remove, or combine subaccounts as permitted by law. When a subaccount is removed, We have the right to substitute a different subaccount.

We can also add, remove, or substitute subaccount investments as permitted by law.

We will notify You in advance of liquidation of a subaccount in which any of your Contract values are invested. We will ask You to tell Us how these funds should be reallocated. In the absence of instructions from You, We will transfer the amount in the liquidated subaccount to the Money Market subaccount.

CHANGE OF INVESTMENT POLICY

The investment policy of the Variable Annuity Account will not be changed unless:

  a) the change has been approved by the Director of Insurance of the State of Missouri, and

  b) a statement of the approval process has been filed with the Insurance Department of the state in which this Contract is delivered.

2575                                                                Page 8

RIGHTS RESERVED BY THE COMPANY

We reserve the right to take certain actions in compliance with applicable laws, and, if required, with approval of the Owner. These actions are:

  a) to create new separate investment accounts;

  b) to combine or substitute separate investment accounts;

  c) to transfer all or part of the assets of the Variable Annuity Account to another separate investment account;

  d) to operate the Variable Annuity Account as a management investment company and to charge investment advisory fees under the Investment Company Act of 1940 or in any other form permitted by law; and

  e) to deregister the Variable Annuity Account under the Investment Company Act of 1940 if registration is no longer required.

2576                                                               Page 9

ACCUMULATED VALUE


Your Accumulated Value is the total of the value of the amounts in the selected subaccount(s) for this Contract on any Valuation Date on or before the Maturity Date. The amount of the Accumulated Value depends on the amount of premium(s) paid, the investment performance of your selected subaccounts, any charges, and any deductions for partial surrenders.

FULL SURRENDER

You may, by written request, surrender this Contract at any time prior to the Maturity Date. Upon surrender, We will pay the Accumulated Value of this Contract to You in a lump sum.

PARTIAL SURRENDER

At any time prior to the Maturity Date, You may request a partial surrender of this Contract. The following conditions will apply:

  a) The amount surrendered must be at least $500.

  b) The remaining Accumulated Value must be at least $5,000.

  c) If You have funds invested in more than one subaccount, You must instruct Us as to what amount(s) should be withdrawn from which subaccount(s).

TRANSFERS

You may transfer all or a portion of the Contract's value among the subaccounts at any time.

All transfers made at the same time will be treated as one request. Currently, there is no charge for any transfer. We reserve the right, however, to deduct a charge for the third and subsequent transfer requests in any Contract Year. The charge will be a $10.00 deduction from each subaccount from which amounts are transferred.

2577                                                               Page 10

                              ANNUITY BENEFIT


ANNUITANT

The Annuitant and the Owner are the same person and cannot be changed. The Annuitant is the person whose life will be used to determine the duration and amount of the Annuity Benefit.

MATURITY DATE

The Maturity Date will generally be stated on the Application. If it is not indicated on the Application, We will use the later of the Contract Anniversary nearest the Annuitant's age 80 or ten (10) years from the Contract Date.

ANNUITY CHANGE OPTION

You may elect to change either the Maturity Date or the Annuity Income Option. Any such request must be made prior to the Maturity Date and in writing to Us at our Home Office.

The changed Maturity Date may be any future Contract Anniversary not later than the later of:

  a) the Contract Anniversary nearest the Annuitant's 80th birthday; or

  b) ten (10) years from the next Contract Anniversary.

ANNUITY PAYMENTS

On the Maturity Date, We will calculate the Accumulated Value of this Contract. The Annuity Benefit will then be determined based on the Annuity Income Option elected, age and sex of the Annuitant (and, the age and sex of the Joint Annuitant if Option 2 is elected), and the amount of Accumulated Value. If no Annuity Income Option has been elected, We will pay benefits under Option 1. The first annuity payment will be made to You within seven (7) days after the Maturity Date. All payments by Us are payable at our Home Office or by mail from our Home Office.

2578                                                               Page 11

                                  CHARGES


CONTRACT ADMINISTRATION CHARGE

There will be a Contract Administration Charge deducted from the values in the subaccount(s) on a daily basis. The charge is .0008260% of the Contract's value in each such subaccount per day.

MORTALITY AND EXPENSE RISK CHARGE

There will be a Mortality and Expense Risk Charge deducted from the values in the subaccount(s) on a daily basis. The charge is .0019275% of the Contract's value in each such subaccount per day.

RECORDS MAINTENANCE CHARGE

At the beginning of each Contract Year, We will deduct a Records
Maintenance Charge of $35.00. This charge will be deducted proportionately from the values in each subaccount. We reserve the right to increase this charge to a maximum of $40.00 per Contract Year.

PREMIUM TAX

If any premium tax is payable by Us on this Contract, the tax will be deducted from each premium.

TAXES

If at any time We incur any tax liability resulting from the assets held by the Variable Annuity Account, We may charge the Variable Annuity Account for the tax.

2579                                                                Page 12

                            GENERAL PROVISIONS


THE CONTRACT

We have issued this Contract in consideration of the Application and payment of the initial premium. The Contract with the Application attached make the entire contract. No statement made by You or on your behalf shall be used in defense of a claim under the Contract unless it is made with the intent to commit fraud and it is contained in the written Application.

CHANGES TO THE CONTRACT

This Contract may be changed in writing by mutual agreement between You and the Company. Only the President, a Vice President, the Secretary, or an Assistant Secretary of our Company is authorized to change or waive the terms of the Contract.

EFFECTIVE DATE

The Effective Date will be within two (2) business days after the full initial premium and completed Application have been received at our Home Office. You may request a premium receipt signed by the President, a Vice President, the Secretary, or an Assistant Secretary of our Company. No coverage will take effect until the check or draft for the premium is honored.

CONTRACT DATE

The Contract Date will be used to determine Contract Months, Contract Anniversaries, Contract Years, and age of the Annuitant. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th of the month.

MISSTATEMENTS

If the Annuitant's age or sex has been misstated on the Application, We will recalculate the Annuity Benefit to that which the Accumulated Value would have established had the Annuitant's age or sex been correctly stated. In the case of Option 2, if the Joint Annuitant's age or sex has been misstated, the same adjustment will be made.

ASSIGNMENT

The Owner may assign the right to receive annuity payments and also assign the Contract as collateral security. We are not responsible for the adequacy of any assignment. When an assignment is filed with and recorded by Us at our Home Office, your rights and those of the Beneficiary will be subject to it.

2580                                                                Page 13

RIGHT TO DEFER PAYMENT

We will ordinarily pay any amount payable as a result of surrender or death within seven (7) days after We receive a request.

Payment of any Accumulated Value or Death Benefit may be deferred:

  a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

  b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

Transfers may also be deferred for the same reasons as given above.

If a recent check or draft has been submitted to Us on this Contract, We have a right to defer any payment of Accumulated Value or Death Benefit until such check or draft has been honored.

REPORTS TO OWNER

ANNUAL STATEMENT - You will receive an Annual Statement at the end of each Contract Year. This Statement will show your Accumulated Value and Death Benefit as of your current Contract Anniversary. It will also reflect any additional premium payment(s), any partial surrender(s), and any charges made during the year.

ANNUAL REPORT OF THE SEPARATE ACCOUNT - You will also receive annually a report on the Variable Annuity Account. This report will include the investment record of the subaccounts, any charges made, and any changes to the subaccounts.

2581                                                               Page 14

                          BENEFICIARY PROVISIONS


BENEFICIARY DESIGNATION

The Beneficiary will be as shown in the Application unless changed as provided in this Contract. If no Beneficiary has been named, your estate shall be the Beneficiary.

CHANGE OF BENEFICIARY

You may change the Beneficiary by filing a written notice with Us at our Home Office. A Beneficiary named irrevocably may not be changed without the written consent of that Beneficiary. When recorded by Us at our Home Office, the change will take effect on the date the notice was signed. Any Death Benefit paid before We record a change of Beneficiary will not be subject to that change.


                             PAYMENTS ON DEATH


DEATH OF ANNUITANT

If You die prior to the Maturity Date and this Contract has not been surrendered or expired, We will pay to the Beneficiary the Accumulated Value calculated on the date We receive proof of your death. This amount will be paid in a lump sum.

If the Beneficiary dies within thirty (30) days of your death and We have not yet paid the Death Benefit, it will be paid as if the Beneficiary had died first.

PROOF OF DEATH

The amount payable on death will be paid when We receive due proof of such death. Such proof must be submitted to Us at our Home Office. Claim forms will be made available upon request. All payments by Us are payable at our Home Office or by mail from our Home Office.

Any assignment made on this Contract prior to the Maturity Date will be paid to the assignee first in a lump sum. Any balance payable by Us will then be paid as indicated.

PROTECTION OF DEATH BENEFIT

Except as permitted by law, no payment of the Death Benefit or interest thereon will be subject to the claim of creditors of the Beneficiary or to legal process against the Beneficiary.

2582                                                               Page 15

                          ANNUITY INCOME OPTIONS


The Accumulated Value of this Contract may be applied under one of the following Options:

Option 1.  LIFE ANNUITY WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You, as long as You are living. If You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 2.  JOINT AND SURVIVOR LIFE WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You or, upon your death, to your named Joint Annuitant, for as long as either of You is living. If both of You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 3.  OTHER ANNUITY INCOME OPTIONS
Other Annuity Income Options may be available at the time a form of payment is elected.

OPTION CONDITIONS:

If this Contract is assigned prior to the Maturity Date, We will pay to the assignee in one sum the amount to which he is entitled. We will then apply any balance payable to the chosen Annuity Income Option.

Any amount payable under an Annuity Income Option will be subject to the following conditions:

  a) The effective date of an Annuity Income Option will be the Maturity
     Date.

  b) Annuity Income Options will not be available if the amount to be applied is less than $5,000 or is insufficient to produce monthly payments of at least $100.

  c) The amount of installment payments will be determined by the age and sex of the Annuitant (and, if Option 2 is selected, by the age and sex of the Joint Annuitant) on the Maturity Date.

  d) We may require evidence that the Annuitant (or Joint Annuitant, if applicable) is alive on any scheduled payment date before the payment is made.

2583                                                               Page 16

  OPTION 1.  MONTHLY INSTALLMENTS FOR LIFE  -  INSTALLMENT REFUND ANNUITY
                      Per $1,000 of Accumulated Value


Age   Male  Female      Age   Male  Female      Age   Male  Female

0    3.10   3.05        34   3.67   3.52        68   6.19   5.65
1    3.11   3.06        35   3.70   3.54        69   6.35   5.79
2    3.12   3.07        36   3.73   3.57        70   6.52   5.94
3    3.12   3.07        37   3.77   3.60        71   6.69   6.09
4    3.13   3.08        38   3.81   3.63        72   6.88   6.26
5    3.14   3.09        39   3.84   3.66        73   7.07   6.44
6    3.15   3.10        40   3.88   3.69        74   7.27   6.63
7    3.16   3.10        41   3.92   3.72        75   7.49   6.83
8    3.17   3.11        42   3.97   3.76        76   7.72   7.04

9    3.19   3.12        43   4.01   3.80        77   7.96   7.26
10   3.20   3.13        44   4.06   3.83        78   8.21   7.51
11   3.21   3.14        45   4.11   3.87        79   8.47   7.76
12   3.22   3.15        46   4.16   3.92        80   8.74   8.03
13   3.23   3.16        47   4.21   3.96        81   9.03   8.32
14   3.25   3.17        48   4.26   4.01        82   9.34   8.61
15   3.26   3.19        49   4.32   4.06        83   9.65   8.93
16   3.28   3.20        50   4.38   4.11        84   9.98   9.27

17   3.29   3.21        51   4.45   4.16        85  10.34   9.62
18   3.31   3.22        52   4.51   4.22        86  10.69   9.99
19   3.32   3.24        53   4.58   4.27        87   11.07   10.38
20   3.34   3.25        54   4.66   4.34        88   11.47   10.78
21   3.36   3.26        55   4.73   4.40        89   11.90   11.19
22   3.38   3.28        56   4.81   4.47        90   12.34   11.63
23   3.40   3.29        57   4.90   4.54        91   12.80   12.08
24   3.42   3.31        58   4.99   4.62        92   13.31   12.54

25   3.44   3.33        59   5.08   4.70        93   13.86   13.02
26   3.46   3.35        60   5.18   4.78        94   14.41   13.54
27   3.48   3.36        61   5.29   4.87        95   15.02   14.08
28   3.51   3.38        62   5.40   4.96        96   15.69   14.63
29   3.53   3.40        63   5.51   5.06        97   16.45   15.24
30   3.56   3.42        64   5.63   5.17        98   17.22   15.93
31   3.58   3.45        65   5.76   5.28        99   18.07   16.71
32   3.61   3.47        66   5.90   5.39        l00  19.04   17.51
33   3.64   3.49        67   6.04   5.52

2584                                                             Page 17

    OPTION 2.  MONTHLY INSTALLMENTS FOR LIFE  -  JOINT & SURVIVOR 100%
                      Per $1,000 of Accumulated Value

Male                           Female Age
Age      45     46     47     48     49     50     51     52     53
 45     3.68   3.71   3.73   3.75   3.77   3.79   3.81   3.83   3.85
 46     3.70   3.72   3.74   3.76   3.79   3.81   3.83   3.85   3.87
 47     3.71   3.73   3.76   3.78   3.80   3.83   3.85   3.87   3.90
 48     3.72   3.75   3.77   3.80   3.82   3.85   3.87   3.89   3.92
 49     3.73   3.76   3.79   3.81   3.84   3.86   3.89   3.92   3.94
 50     3.75   3.77   3.80   3.83   3.85   3.88   3.91   3.94   3.96
 51     3.76   3.79   3.81   3.84   3.87   3.90   3.93   3.96   3.99
 52     3.77   3.80   3.83   3.86   3.89   3.92   3.95   3.98   4.01
 53     3.78   3.81   3.84   3.87   3.90   3.93   3.96   3.99   4.03

         54     55     56     57     58     59     60     61     62
 54     4.08   4.11   4.15   4.18   4.21   4.25   4.28   4.31   4.34
 55     4.10   4.14   4.17   4.21   4.24   4.28   4.31   4.34   4.38
 56     4.12   4.16   4.20   4.23   4.27   4.31   4.34   4.38   4.41
 57     4.14   4.18   4.22   4.26   4.30   4.34   4.38   4.41   4.45
 58     4.16   4.20   4.24   4.28   4.32   4.37   4.41   4.45   4.49
 59     4.18   4.22   4.26   4.31   4.35   4.39   4.44   4.48   4.53
 60     4.19   4.24   4.28   4.33   4.37   4.42   4.47   4.51   4.56
 61     4.21   4.25   4.30   4.35   4.40   4.45   4.50   4.55   4.60
 62     4.22   4.27   4.32   4.37   4.42   4.47   4.52   4.58   4.63

         63     64     65     66     67     68     69     70     71
 63     4.72   4.77   4.83   4.88   4.93   4.98   5.03   5.08   5.13
 64     4.75   4.81   4.87   4.92   4.98   5.04   5.09   5.15   5.20
 65     4.78   4.84   4.91   4.97   5.03   5.09   5.15   5.21   5.26
 66     4.81   4.88   4.94   5.01   5.07   5.14   5.20   5.27   5.33
 67     4.84   4.91   4.98   5.05   5.12   5.19   5.26   5.32   5.39
 68     4.87   4.94   5.01   5.09   5.16   5.23   5.31   5.38   5.45
 69     4.89   4.97   5.04   5.12   5.20   5.28   5.36   5.43   5.51
 70     4.91   4.99   5.07   5.15   5.24   5.32   5.40   5.49   5.57
 71     4.93   5.02   5.10   5.18   5.27   5.36   5.45   5.54   5.62

         72     73     74     75     76     77     78     79     80
 72     5.77   5.86   5.96   6.05   6.13   6.21   6.29   6.37   6.44
 73     5.82   5.93   6.02   6.12   6.22   6.31   6.40   6.48   6.55
 74     5.88   5.98   6.09   6.19   6.30   6.40   6.49   6.58   6.67
 75     5.92   6.04   6.15   6.26   6.37   6.48   6.59   6.69   6.78
 76     5.97   6.09   6.21   6.33   6.45   6.56   6.68   6.79   6.89
 77     6.01   6.13   6.26   6.39   6.52   6.64   6.76   6.89   7.00
 78     6.05   6.18   6.31   6.45   6.58   6.71   6.85   6.98   7.10
 79     6.08   6.22   6.36   6.50   6.64   6.78   6.93   7.07   7.20
 80     6.11   6.25   6.40   6.54   6.69   6.85   7.00   7.15   7.29

Factors for any other ages and combinations will be provided upon request.

2585                                                               Page 18

                           BASIS OF CALCULATIONS


The 1983a Individual Annuity Mortality Table will be used to establish the reserves and Accumulated Value. The reserves under this Contract are not less than the minimum required by the insurance laws of the State in which this Contract has been issued.

The method used in computing reserves and Accumulated Values in the Variable Annuity Account is in accordance with actuarial procedures that recognize the variable nature of such an Account. A detailed statement of the method of calculation of reserves has been filed with the insurance official of the state in which the Contract is delivered.

HOW ACCUMULATED VALUE IS CALCULATED

On the Effective Date, the Accumulated Value equals the initial premium minus premium taxes, if any, minus the first year's Records Maintenance Charge. The Accumulated Value of the Contract can thereafter be determined on each Valuation Date as follows:

  a) The Accumulated Value on the prior Valuation Date; plus

  b) The sum of the following (which may be positive or negative for the Valuation Period):

     1) The total net investment experience of the Contract's value in the elected subaccount(s). For each subaccount, the net investment experience is the Contract's value in the subaccount as of the prior Valuation Date times the percentage change in the net asset value of the shares of the designated fund. It is adjusted for any distributions made during the Valuation Period;

      2) Any charge for tax liability resulting from assets held by the Variable Annuity Account;

      3) Contract Administration Charges;

      4) Mortality and Expense Risk Charges;

      5) Premiums received less premium taxes deducted;

      6) Any charge(s) for transfers (if applicable); and

      7) Records Maintenance Charge (if applicable).

2586                                                              Page 19

ACCOUNTING PROCEDURES:

The Contract's value in each subaccount is maintained in units. A unit value is determined for each Valuation Date. The Contract's value in any subaccount is the number of units times the unit value.

Changes in the net asset value of the designated fund, distributions of the fund, and tax charges, if any, with respect to a fund for the Valuation Period are taken into account in computing the unit value for each subaccount.

Administration Charges and Mortality and Expense Risk Charges are accounted for by a deduction each Valuation Period from the unit values.

All additions to or deductions from a subaccount are made on the basis of the unit value as of the end of the Valuation Period for which the transaction is to be effective.

2587                                                               Page 20

                         FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY



    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
       Contract Beginning on the Maturity Date Specified on Page 2.
               The Accumulated Value May Increase or Decrease
      in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                             Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will return the premium plus or minus any investment experience and the Contract will be void as of the Contract Date.


If You have any questions concerning this Contract or if anyone suggests that You change or replace this Contract, please contact the Home Office of the Company.


                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

P1258

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

                         FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY



    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
       Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
      in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
              Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                             Nonparticipating



10-Day Right to Cancel Contract - You may cancel this Contract by delivering or mailing a written notice or sending a telegram to Charter National Life Insurance Company, 8301 Maryland Avenue, Saint Louis, Missouri 63105, and by returning the Contract before midnight of the tenth day after the date You receive the Contract. Notice given by mail and return of the Contract by mail are effective on being postmarked, properly addressed and postage prepaid. We will return the premium paid plus or minus any investment experience within ten days after We receive notice of cancellation and the returned Contract.


Signed for the Company in St. Louis, Missouri, on the Contract Date.



          Alexis M. Berg                   Gregory R. Barstead

             Secretary                          President



This is a Legal Contract Between You and Us.  Please Read Your Contract
Carefully.

P1258(MN)(93)

                         FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY



    Right to Make Additional Premium Payments Under Limited Conditions.
          We Will Pay an Annuity Subject to the Provisions of This
        Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
       in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                             Nonparticipating

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

P1258(MN)(93)

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105


                         FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY



     Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
        Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
         in Accordance With the Experience of the Selected Subaccounts. Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                              Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will make a full refund of the greater of (1) the initial premium, or (2) the Accumulated Value plus any amount deducted for taxes or charges from the initial premium. The Contract will be void as of the Contract Date. During this 10 day period, the portion of the initial premium allocated to the Variable Account will be invested in the Money Market Subaccount.


Signed for the Company in St. Louis, Missouri, on the Contract Date.


          Alexis M. Berg               Gregory R. Barstead

            Secretary                       President



  This is a Legal Contract Between You and Us. Please Read Your Contract Carefully.

P1258(MO-MM)

                         FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY


    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
        Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
       in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                             Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will make a full refund of the greater of (1) the initial premium, or (2) the Accumulated Value plus any amount deducted for taxes or charges from the initial premium. The Contract will be void as of the Contract Date. During this 10 day period, the portion of the initial premium allocated to the Variable Account will be invested in the Money Market Subaccount.


If You have any questions concerning this Contract or if anyone suggests that You change or replace this Contract, please contact the Home Office of the Company at (800) 242-4402.


                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

P1258(MO-MM)

                  CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will make a full refund of the greater of (1) the initial premium, or (2) the Accumulated Value plus any amount deducted for taxes or charges from the initial premium. The Contract will be void as of the Contract Date. During this 10 day period, the portion of the initial premium allocated to the Variable Account will be invested in the Money Market Subaccount.

Signed for the Company in St. Louis, Missouri, on the Contract Date.


            Alexis Berg                      Gregory R. Barstead

            Secretary                        President



                        FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY


    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
       Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
       in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                   Amounts Prior to the Maturity Date.
                  Annuity Income Options Are Available.
                             Nonparticipating

  This is a Legal Contract Between You and Us. Please Read Your Contract Carefully.

P1258(SC-MM)

                       FLEXIBLE PREMIUM VARIABLE
                            DEFERRED ANNUITY



    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
       Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
      in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                   Amounts Prior to the Maturity Date.
                  Annuity Income Options Are Available.
                            Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will make a full refund of the greater of (1) the initial premium, or (2) the Accumulated Value plus any amount deducted for taxes or charges from the initial premium. The Contract will be void as of the Contract Date. During this 10 day period, the portion of the initial premium allocated to the Variable Account will be invested in the Money Market Subaccount.


If You have any questions concerning this Contract or if anyone suggests that You change or replace this Contract, please contact the Home Office of the Company.

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

P1258(SC-MM)

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105


                         FLEXIBLE PREMIUM VARIABLE
                              DEFERRED ANNUITY



    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
       Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
      in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
             Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                             Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will return the premium paid and the Contract will be void as of the Contract Date.

Payment requests for a Full Surrender or Death Benefit may be deferred for up to six months if such payment is based on contract values in the General Account.

Signed for the Company in St. Louis, Missouri, on the Contract Date.



            Alexis Berg                      Gregory R. Barstead

            Secretary                        President



  This is a Legal Contract Between You and Us. Please Read Your Contract Carefully.

P1258(WA)

                         FLEXIBLE PREMIUM VARIABLE
                             DEFERRED ANNUITY



    Right to Make Additional Premium Payments Under Limited Conditions.
         We Will Pay an Annuity Subject to the Provisions of This
       Contract Beginning on the Maturity Date Specified on Page 2.
              The Accumulated Value May Increase or Decrease
       in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
              Annuity Benefits Are Not Guaranteed as to Dollar
                    Amounts Prior to the Maturity Date.
                   Annuity Income Options Are Available.
                              Nonparticipating



10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will return the premium paid and the Contract will be void as of the Contract Date.


If You have any questions concerning this Contract or if anyone suggests that You change or replace this Contract, please contact the Home Office of the Company.


                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105

P1258(WA)

                 CHARTER NATIONAL LIFE INSURANCE COMPANY

            8301 MARYLAND AVENUE - SAINT LOUIS, MISSOURI 63105


                         FLEXIBLE PREMIUM VARIABLE
                               DEFERRED ANNUITY


    Right to Make Additional Premium Payments Under Limited Conditions.
          We Will Pay an Annuity Subject to the Provisions of This
        Contract Beginning on the Maturity Date Specified on Page 2.
            The Accumulated Value May Increase or Decrease in Accordance With the Experience of the Selected Subaccounts.
Death Benefits Are Provided Under This Contract Prior to the Maturity Date.
            Annuity Benefits Are Not Guaranteed as to Dollar
                 Amounts Prior to the Maturity Date.
                Annuity Income Options Are Available.
                         Nonparticipating


Upon written request, we will provide within a reasonable time reasonable factual information regarding the benefits and provisions of this Contract.


10-Day Right to Examine Contract - You may return this Contract to Us for any reason within ten days after it is received. Upon receipt of the Contract, We will return the premium plus or minus any investment experience and the Contract will be void as of the Contract Date.


Signed for the Company in St. Louis, Missouri, on the Contract Date.



            Alexis Berg                      Gregory R. Barstead

            Secretary                        President



  This is a Legal Contract Between You and Us. Please Read Your Contract Carefully.

P1258(AZ)

                    C O N T R A C T    R I D E R



Effective on the Contract Date, the following language is added to the contract:

WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.


All other provisions of the Contract remain unchanged.



                  CHARTER NATIONAL LIFE INSURANCE COMPANY




                              Alexis M. Berg  -  Secretary

R 001 (OK)

                        THE VARIABLE ANNUITY ACCOUNT


VARIABLE ANNUITY ACCOUNT

The Variable Annuity Account is a separate investment account established by Us in accordance with Missouri law. The assets of this account are owned by Us and will be used to provide values and benefits under this and similar annuities. The Variable Annuity Account is not charged with liabilities arising out of any other business that We may conduct.

SUBACCOUNTS

The Variable Annuity Account consists of subaccounts, each of which invests in shares of a designated registered investment company fund. Shares are purchased at their net asset value.

Each distribution of income, dividends, and capital gains from a fund will be reinvested at net asset value in shares of the fund.

The values and benefits of your Contract depend on the investment performance of any subaccount(s) You select. You bear the investment risk for amounts allocated to the subaccount(s). We do not guarantee the investment performance.

CHANGE IN SUBACCOUNTS

We can add, remove, or combine subaccounts as permitted by law. When a subaccount is removed, We have the right to substitute a different subaccount.

We can also add, remove, or substitute subaccount investments as permitted by law.

We will notify You in advance of liquidation of a subaccount in which any of your Contract values are invested. We will ask You to tell Us how these funds should be reallocated. In the absence of instructions from You, We will transfer the amount in the liquidated subaccount to the Money Market subaccount.

CHANGE OF INVESTMENT POLICY

The investment policy of the Variable Annuity Account will not be changed unless:

  a) the change has been approved by the Director of Insurance of the State of Missouri, and

  b) a statement of the approval process has been filed with and approved by the Insurance Department of the state in which this Contract is delivered.


2575 (IA)                                                       Page 8

                       ANNUITY INCOME OPTIONS


The Accumulated Value of this Contract may be applied under one of the following Options:

Option 1.  LIFE ANNUITY WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You, as long as You are living. If You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 2.  JOINT AND SURVIVOR LIFE WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You or, upon your death, to your named Joint Annuitant, for as long as either of You is living. If both of You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 3.  OTHER ANNUITY INCOME OPTIONS
Other Annuity Income Options may be available at the time a form of payment is elected.

OPTION CONDITIONS:

If this Contract is assigned prior to the Maturity Date, We will pay to the assignee in one sum the amount to which he is entitled. We will then apply any balance payable to the chosen Annuity Income Option.

Any amount payable under an Annuity Income Option will be subject to the following conditions:

  a)   The effective date of an Annuity Income Option will be the Maturity
Date.

  b) Annuity Income Options will not be available if the amount to be applied is insufficient to produce monthly payments of at least $20.

  c) The amount of installment payments will be determined by the age of the Annuitant (and, if Option 2 is selected, by the age of the Joint Annuitant) on the Maturity Date.

  d) We may require evidence that the Annuitant (or Joint Annuitant, if applicable) is alive on any scheduled payment date before the payment is made.

2583 (MA)                                                      Page 16

                     BASIS OF CALCULATIONS


The 1983a Individual Annuity Mortality Table will be used to establish the reserves and Accumulated Value. The reserves under this Contract are not less than the minimum required by the insurance laws of the State in which this Contract has been issued.

The method used in computing reserves and Accumulated Values in the Variable Annuity Account is in accordance with actuarial procedures that recognize the variable nature of such an Account. A detailed statement of the method of calculation of reserves has been filed with the insurance official of the state in which the Contract is delivered.

HOW ACCUMULATED VALUE IS CALCULATED

On the Effective Date, the Accumulated Value equals the initial premium minus premium taxes, if any, minus the first year's Records Maintenance Charge. The Accumulated Value of the Contract can thereafter be determined on each Valuation Date as follows:

  a) The Accumulated Value on the prior Valuation Date; plus

  b) The sum of the following (which may be positive or negative for the Valuation Period):

     1) The total net investment experience of the Contract's value in the elected subaccount(s). For each subaccount, the net investment experience is the Contract's value in the subaccount as of the prior Valuation Date times the percentage change in the net asset value of the shares of the designated fund. It is adjusted for any distributions made during the Valuation Period; less

     2) Any charge for tax liability resulting from assets held by the Variable Annuity Account; less

     3) Contract Administration Charges; less

     4) Mortality and Expense Risk Charges; plus

     5) Premiums received less premium taxes deducted; less

     6) Any charge(s) for transfers (if applicable); and less

     7) Records Maintenance Charge (if applicable).

2586 (MD)                                                       Page 19

ACCOUNTING PROCEDURES:

The Contract's value in each subaccount is maintained in units. A unit value is determined for each Valuation Date. The Contract's value in any subaccount is the number of units times the unit value.

The unit value is determined by taking the net asset value at the end of each Valuation Period, deducting any tax charges with respect to a fund for the Valuation Period and adding any distributions of the fund for the Valuation Period. The unit value is calculated daily for each subaccount.

Administration Charges and Mortality and Expense Risk Charges are accounted for by a deduction each Valuation Period from the unit values.

All additions to or deductions from a subaccount are made on the basis of the unit value as of the end of the Valuation Period for which the transaction is to be effective.

2587 (MD)                                                       Page 20

                             TABLE OF CONTENTS


                                                 Page
                Definitions                       5-6
                Premiums                            7
                The Variable Annuity Account      8-9
                Accumulated Value                  10
                Annuity Benefit                    11
                Charges                            12
                General Provisions              13-14
                Beneficiary Provisions             15
                Payments on Death                  15
                Annuity Income Options          16-18
                Basis of Calculations           19-20

2570  (MN)                                                        Page 3

                               DEFINITIONS


ACCUMULATED VALUE        is the total of the value of the amounts in the
                         subaccount(s) for this Contract as of any Valuation Date on or before the Maturity Date.

AGE means the age of the Annuitant on the birthday nearest to the Contract Anniversary.

ANNUITANT, OWNER,
YOU, YOUR                is the Owner of this Contract and is the person
                         whose life is used to determine the duration and amount of any annuity payments and is shown on Page 2.

ANNUITY BENEFIT          is a series of payments to be made under any
                         Annuity Income Option scheduled to begin on the Maturity Date.

ANNUITY INCOME OPTION    is any method of receiving annuity payments as
                         described on Page 16.

BENEFICIARY              is the person named in the Application or by later
                         designation to receive any Death Benefit or any remaining annuity payments under an Annuity Income
                         Option.

COMPANY, WE, US, OUR     is Charter National Life Insurance Company.

CONTRACT YEAR, MONTH,
AND ANNIVERSARY          shall be measured from the Contract Date shown on
                         Page 2.

DEATH BENEFIT            is the amount We will pay to the Beneficiary if
                         You die before the Maturity Date. It will be equal to the Accumulated Value on the date We receive proof of your death.

JOINT ANNUITANT          is applicable only if Annuity Option 2 (see Page
                         16) has been elected by the Owner prior to the Maturity Date of this Contract.

MATURITY DATE            is shown on Page 2 or by later designation. It is
                         the date the Annuity Benefit is scheduled to begin if the Annuitant is living.

NET PREMIUM              is equal to the premium less premium taxes and the
                         first year's Records Maintenance Charge.

NONPARTICIPATING         means this Contract does not share in the profits
                         or surplus of the Company, and no dividends are payable.

2572  (MN)                                               Page 5

VALUATION DATE           is each day on which valuation of the
                         subaccount(s) is required by applicable law and currently includes each day the New York Stock
                         Exchange is open for trading.

VALUATION PERIOD         is the period that starts at the close of a
                         Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ANNUITY
ACCOUNT is a separate account of Charter National Life Insurance Company as shown on Page 2.

2573  (MN)                                                Page 6

                                  PREMIUMS


ALLOCATION OF NET PREMIUM(S)

You determine the allocation of your Net Premium(s) to one or more of the subaccounts of the Variable Annuity Account. To the extent You allocate the Net Premium(s) to each subaccount, your Accumulated Value will vary with the investment performance. All allocations must be in whole percentages which add up to 100%.

LIMITATIONS ON ADDITIONAL PREMIUM

You may make additional premium payments at any time prior to the Maturity Date. Additional premiums will be allocated in the same manner as your most recent allocation unless We receive other instructions from You.

We reserve the right to:

  a) reject any premium payment which would cause the total premiums paid to exceed $1,000,000;

  b) limit the minimum amount of each premium payment to $1,000; and

  c) limit the frequency of premium payments to four times per Contract
Year.

2574  (MN)                                                  Page 7

                         BENEFICIARY PROVISIONS


BENEFICIARY DESIGNATION

The Beneficiary will be as shown in the Application unless changed as provided in this Contract. If no Beneficiary has been named, your estate shall be the Beneficiary.

CHANGE OF BENEFICIARY

You may change the Beneficiary by filing a written notice with Us at our Home Office. A Beneficiary named irrevocably may not be changed without the written consent of that Beneficiary. When recorded by Us at our Home Office, the change will take effect on the date the notice was signed. Any Death Benefit paid before We record a change of Beneficiary will not be subject to that change.


                            PAYMENTS ON DEATH


DEATH OF ANNUITANT

If You die prior to the Maturity Date and this Contract has not been surrendered or expired, We will pay to the Beneficiary the Accumulated Value calculated on the date We receive proof of your death. This amount will be paid in a lump sum.

If the Beneficiary dies within thirty (30) days of your death and We have not yet paid the Death Benefit, it will be paid as if the Beneficiary had died first.

PROOF OF DEATH

The amounts payable on death will be paid within two months after We receive due proof of such death. Such proof must be submitted to Us at our Home Office. Claim forms will be made available upon request. All payments by Us are payable at our Home Office or by mail from our Home Office.

Any assignment made on this Contract prior to the Maturity Date will be paid to the assignee first in a lump sum. Any balance payable by Us will then be paid as indicated.

PROTECTION OF DEATH BENEFIT

Except as permitted by law, no payment of the Death Benefit or interest thereon will be subject to the claim of creditors of the Beneficiary or to legal process against the Beneficiary.

2582  (MN)                                                     Page 15

                               ANNUITY BENEFIT


ANNUITANT

The Annuitant and the Owner are the same person and cannot be changed. The Annuitant is the person whose life will be used to determine the duration and amount of the Annuity Benefit.

MATURITY DATE

The Maturity Date will generally be stated on the Application. If it is not indicated on the Application, We will use the later of the Contract Anniversary nearest the Annuitant's age 80 or ten (10) years from the Contract Date.

ANNUITY CHANGE OPTION

You may elect to change either the Maturity Date or the Annuity Income Option. Any such request must be made prior to the Maturity Date and in writing to Us at our Home Office.

The changed Maturity Date may be any future Contract Anniversary not later than the later of:

   a)   the Contract Anniversary nearest the Annuitant's 80th birthday; or

   b)   ten (10) years from the next Contract Anniversary.

ANNUITY PAYMENTS

On the Maturity Date, We will calculate the Accumulated Value of this Contract. The Annuity Benefit will then be determined based on the Annuity Income Option elected, age of the Annuitant (and, the age of the Joint Annuitant if Option 2 is elected), and the amount of Accumulated Value. If no Annuity Income Option has been elected, We will pay benefits under Option 1. The first annuity payment will be made to You within seven (7) days after the Maturity Date. All payments by Us are payable at our Home Office or by mail from our Home Office.

2578  (MT)                                                     Page 11

                           GENERAL PROVISIONS


THE CONTRACT

We have issued this Contract in consideration of the Application and payment of the initial premium. The Contract with the Application attached make the entire contract. No statement made by You or on your behalf shall be used in defense of a claim under the Contract unless it is made with the intent to commit fraud and it is contained in the written Application.

CHANGES TO THE CONTRACT

This Contract may be changed in writing by mutual agreement between You and the Company. Only the President, a Vice President, the Secretary, or an Assistant Secretary of our Company is authorized to change or waive the terms of the Contract.

EFFECTIVE DATE

The Effective Date will be within two (2) business days after the full initial premium and completed Application have been received at our Home Office. You may request a premium receipt signed by the President, a Vice President, the Secretary, or an Assistant Secretary of our Company. No coverage will take effect until the check or draft for the premium is honored.

CONTRACT DATE

The Contract Date will be used to determine Contract Months, Contract Anniversaries, Contract Years, and age of the Annuitant. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th of the month.

MISSTATEMENTS

If the Annuitant's age has been misstated on the Application, We will recalculate the Annuity Benefit to that which the Accumulated Value would have established had the Annuitant's age been correctly stated. In the case of Option 2, if the Joint Annuitant's age has been misstated, the same adjustment will be made.

ASSIGNMENT

The Owner may assign the right to receive annuity payments and also assign the Contract as collateral security. We are not responsible for the adequacy of any assignment. When an assignment is filed with and recorded by Us at our Home Office, your rights and those of the Beneficiary will be subject to it.

2580  (MT)                                                   Page 13

                           ANNUITY INCOME OPTIONS


The Accumulated Value of this Contract may be applied under one of the following Options:

Option 1.  LIFE ANNUITY WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You, as long as You are living. If You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 2.  JOINT AND SURVIVOR LIFE WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You or, upon your death, to your named Joint Annuitant, for as long as either of You is living. If both of You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 3.  OTHER ANNUITY INCOME OPTIONS
Other Annuity Income Options may be available at the time a form of payment is elected.

OPTION CONDITIONS:

If this Contract is assigned prior to the Maturity Date, We will pay to the assignee in one sum the amount to which he is entitled. We will then apply any balance payable to the chosen Annuity Income Option.

Any amount payable under an Annuity Income Option will be subject to the following conditions:

  a) The effective date of an Annuity Income Option will be the Maturity
Date.

  b) Annuity Income Options will not be available if the amount to be applied is less than $5,000 or is insufficient to produce monthly payments of at least $100.

  c) The amount of installment payments will be determined by the age of the Annuitant (and, if Option 2 is selected, by the age of the Joint Annuitant) on the Maturity Date.

  d) We may require evidence that the Annuitant (or Joint Annuitant, if applicable) is alive on any scheduled payment date before the payment is made.

2583  (MT)                                              Page 16

 OPTION 1.  MONTHLY INSTALLMENTS FOR LIFE  -  INSTALLMENT REFUND ANNUITY
                      Per $1,000 of Accumulated Value

Age        Rate        Age         Rate        Age         Rate

0           3.05        34          3.52        68          5.65
1           3.06        35          3.54        69          5.79
2           3.07        36          3.57        70          5.94
3           3.07        37          3.60        71          6.09
4           3.08        38          3.63        72          6.26
5           3.09        39          3.66        73          6.44
6           3.10        40          3.69        74          6.63
7           3.10        41          3.72        75          6.83
8           3.11        42          3.76        76          7.04

9           3.12        43          3.80        77          7.26
10          3.13        44          3.83        78          7.51
11          3.14        45          3.87        79          7.76
12          3.15        46          3.92        80          8.03
13          3.16        47          3.96        81          8.32
14          3.17        48          4.01        82          8.61
15          3.19        49          4.06        83          8.93
16          3.20        50          4.11        84          9.27

17          3.21        51          4.16        85          9.62
18          3.22        52          4.22        86          9.99
19          3.24        53          4.27        87         10.38
20          3.25        54          4.34        88         10.78
21          3.26        55          4.40        89         11.19
22          3.28        56          4.47        90         11.63
23          3.29        57          4.54        91         12.08
24          3.31        58          4.62        92         12.54

25          3.33        59          4.70        93         13.02
26          3.35        60          4.78        94         13.54
27          3.36        61          4.87        95         14.08
28          3.38        62          4.96        96         14.63
29          3.40        63          5.06        97         15.24
30          3.42        64          5.17        98         15.93
31          3.45        65          5.28        99         16.71
32          3.47        66          5.39        l00        17.51
33          3.49        67          5.52

2584  (MT)                                              Page 17

    OPTION 2.  MONTHLY INSTALLMENTS FOR LIFE  -  JOINT & SURVIVOR 100%
                     Per $1,000 of Accumulated Value

Owner                 Joint Annuitant Age
Age      45     46     47     48     49     50    51     52     53
45      3.62   3.64   3.65   3.67   3.68   3.70  3.71   3.72   3.74
46      3.64   3.65   3.67   3.69   3.70   3.72  3.73   3.75   3.76
47      3.65   3.67   3.69   3.71   3.72   3.74  3.76   3.77   3.79
48      3.67   3.69   3.71   3.72   3.74   3.76  3.78   3.80   3.81
49      3.68   3.70   3.72   3.74   3.76   3.78  3.80   3.82   3.84
50      3.70   3.72   3.74   3.76   3.78   3.80  3.82   3.84   3.86
51      3.71   3.73   3.76   3.78   3.80   3.82  3.85   3.87   3.89
52      3.72   3.75   3.77   3.80   3.82   3.84  3.87   3.89   3.91
53      3.74   3.76   3.79   3.81   3.84   3.86  3.89   3.91   3.94

         54     55     56     57     58     59    60     61     62
54      3.99   4.01   4.04   4.06   4.08   4.10  4.13   4.15   4.17
55      4.01   4.04   4.06   4.09   4.12   4.14  4.16   4.19   4.21
56      4.04   4.06   4.09   4.12   4.15   4.17  4.20   4.22   4.25
57      4.06   4.09   4.12   4.15   4.18   4.21  4.24   4.26   4.29
58      4.08   4.12   4.15   4.18   4.21   4.24  4.27   4.30   4.33
59      4.10   4.14   4.17   4.21   4.24   4.28  4.31   4.34   4.37
60      4.13   4.16   4.20   4.24   4.27   4.31  4.35   4.38   4.41
61      4.15   4.19   4.22   4.26   4.30   4.34  4.38   4.42   4.46
62      4.17   4.21   4.25   4.29   4.33   4.37  4.41   4.46   4.50

         63     64     65     66     67     68    69     70     71
63      4.58   4.62   4.66   4.70   4.73   4.77  4.80   4.83   4.86
64      4.62   4.66   4.71   4.75   4.79   4.83  4.87   4.90   4.93
65      4.66   4.71   4.75   4.80   4.85   4.89  4.93   4.97   5.01
66      4.70   4.75   4.80   4.85   4.90   4.95  4.99   5.04   5.08
67      4.73   4.79   4.85   4.90   4.95   5.01  5.06   5.10   5.15
68      4.77   4.83   4.89   4.95   5.01   5.06  5.12   5.17   5.22
69      4.80   4.87   4.93   4.99   5.06   5.12  5.18   5.24   5.29
70      4.83   4.90   4.97   5.04   5.10   5.17  5.24   5.30   5.36
71      4.86   4.93   5.01   5.08   5.15   5.22  5.29   5.36   5.43

         72     73     74     75     76     77    78     79     80
72      5.57   5.64   5.71   5.77   5.83   5.89  5.94   5.99   6.03
73      5.64   5.72   5.79   5.87   5.93   6.00  6.06   6.11   6.16
74      5.71   5.79   5.88   5.96   6.03   6.10  6.17   6.23   6.29
75      5.77   5.87   5.96   6.04   6.13   6.21  6.28   6.36   6.42
76      5.83   5.93   6.03   6.13   6.22   6.31  6.40   6.48   6.55
77      5.89   6.00   6.10   6.21   6.31   6.41  6.51   6.60   6.68
78      5.94   6.06   6.17   6.28   6.40   6.51  6.61   6.71   6.81
79      5.99   6.11   6.23   6.36   6.48   6.60  6.71   6.82   6.93
80      6.03   6.16   6.29   6.42   6.55   6.68  6.81   6.93   7.05

Factors for any other ages will be provided upon request.

2585  (MT)                                              Page 18

                             INDEX


                                                      Page
               Accounting Procedures                   19
               Allocation of Net Premium(s)             7
               Annuitant                               11
               Annuity Change Option                   11
               Annuity Payments                        11
               Assignment                              13
               Beneficiary Designation                 15
               Change in Subaccounts                    8
               Change of Beneficiary                   15
               Change of Investment Policy              8
               Changes to the Contract                 13
               Contract, The                           13
               Contract Administration Charge          12
               Contract Date                           13
               Death of Annuitant                      15
               Effective Date                          13
               Full Surrender                          10
               Limitations on Additional Premium        7
               Maturity Date                           11
               Misstatements                           13
               Mortality and Expense Risk Charge       12
               Option Conditions                       16
               Partial Surrender                       10
               Premium Tax                             12
               Proof of Death                          15
               Protection of Death Benefit             15
               Records Maintenance Charge              12
               Reports to Owner                        14
               Right to Defer Payment                  14
               Rights Reserved by the Company           9
               Subaccounts                              8
               Taxes                                   12
               Transfers                               10
               Variable Annuity Account                 8

2571  (PA)                                               Page 4
                         BASIS OF CALCULATIONS


The 1983a Individual Annuity Mortality Table will be used to establish the reserves and Accumulated Value. The reserves under this Contract are not less than the minimum required by the insurance laws of the State in which this Contract has been issued.

The method used in computing reserves and Accumulated Values in the Variable Annuity Account is in accordance with actuarial procedures that recognize the variable nature of such an Account. A detailed statement of the method of calculation of reserves has been filed with the insurance official of the state in which the Contract is delivered.

ACCOUNTING PROCEDURES:

On the Effective Date, the Accumulated Value equals the initial premium minus premium taxes, if applicable. Thereafter, the Accumulated Value is equal to the sum of the contract's values in each of the subaccounts.

The Contract's value in each subaccount is maintained in units. On the issue date, the number of units in any subaccount is the dollar amount allocated to that subaccount divided by the unit value for that subaccount. The Contract's value at any time in any subaccount is the number of units times the unit value. Premium taxes, if any, are deducted from the premium paid prior to allocation to the subaccounts. Transfer charges and a record maintenance charge, if applicable, are deducted proportionately from each subaccount and result in a deduction in the number of units from the affected subaccounts.

The unit value of a subaccount is determined on each Valuation Date as follows:

  a)  The unit value on the prior Valuation Date; plus

  b) The sum of the following (which may be positive or negative for the Valuation Period):

       1) The total net investment experience of the subaccount;

       2) Any charge for tax liability resulting from assets held by the Variable Annuity Account;

       3)  Contract Administration Charges;

       4)  Mortality and Expense Risk Charges;

The net investment experience of a subaccount is the change in value of the underlying investments of the subaccount net of fees and expenses incurred by the Portfolio.

2586  (PA)                                              Page 19

Additional premiums less premium taxes, if any, are allocated to the subaccounts in accordance with the most recent instructions received from the Owner and result in additional units in that subaccount. The number of additional subaccount units resulting from the allocation of a portion of an additional premium payment is equal to the amount allocated to a subaccount divided by that subaccount's unit value.

Partial surrenders, as instructed by the Owner at the time of the request, will reduce the number of units in each of the subaccounts from which a withdrawal is requested. The number of subaccount units to be surrendered is equal to the dollar amount of surrender allocated to that subaccount divided by that subaccount's unit value.

Transfers, as instructed by the Owner at the time of the transfer, will increase or reduce the number of units in each of the subaccounts affected. The number of units transferred to or from a subaccount is equal to the dollar amount of the transfer request divided by the subaccount's unit value.

All additions to or deductions from a subaccount are made on the basis of the unit value as of the end of the Valuation Period for which the transaction is to be effective.

2587  (PA)                                              Page 20

                                 CHARGES


CONTRACT ADMINISTRATION CHARGE

There will be a Contract Administration Charge deducted from the values in the subaccount(s) on a daily basis. The charge is .0008260% of the Contract's value in each such subaccount per day.

MORTALITY AND EXPENSE RISK CHARGE

There will be a Mortality and Expense Risk Charge deducted from the values in the subaccount(s) on a daily basis. The charge is .0019275% of the Contract's value in each such subaccount per day. We guarantee that subsequent annuity payments will not be affected by variations in our expenses or mortality experience.

RECORDS MAINTENANCE CHARGE

At the beginning of each Contract Year, We will deduct a Records
Maintenance Charge of $35.00. This charge will be deducted proportionately from the values in each subaccount. We reserve the right to increase this charge to a maximum of $40.00 per Contract Year.

PREMIUM TAX

If any premium tax is payable by Us on this Contract, the tax will be deducted from each premium.

TAXES

If at any time We incur any tax liability resulting from the assets held by the Variable Annuity Account, We may charge the Variable Annuity Account for the tax.

2579  (SC)                                              Page 12

                            GENERAL PROVISIONS


THE CONTRACT

We have issued this Contract in consideration of the Application and payment of the initial premium. The Contract with the Application attached make the entire contract. No statement made by You or on your behalf shall be used in defense of a claim under the Contract.

CHANGES TO THE CONTRACT

This Contract may be changed in writing by mutual agreement between You and the Company. Only the President, a Vice President, the Secretary, or an Assistant Secretary of our Company is authorized to change or waive the terms of the Contract.

EFFECTIVE DATE

The Effective Date will be within two (2) business days after the full initial premium and completed Application have been received at our Home Office. You may request a premium receipt signed by the President, a Vice President, the Secretary, or an Assistant Secretary of our Company. No coverage will take effect until the check or draft for the premium is honored.

CONTRACT DATE

The Contract Date will be used to determine Contract Months, Contract Anniversaries, Contract Years, and age of the Annuitant. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th of the month.

MISSTATEMENTS

If the Annuitant's age or sex has been misstated on the Application, We will recalculate the Annuity Benefit to that which the Accumulated Value would have established had the Annuitant's age or sex been correctly stated. In the case of Option 2, if the Joint Annuitant's age or sex has been misstated, the same adjustment will be made.

ASSIGNMENT

The Owner may assign the right to receive annuity payments and also assign the Contract as collateral security. We are not responsible for the adequacy of any assignment. When an assignment is filed with and recorded by Us at our Home Office, your rights and those of the Beneficiary will be subject to it.

INCONTESTABILITY

After two years from the Contract Date, this Contract will be incontestable as to statements made in the application.

2580  (SC)                                              Page 13

                                  SUMMARY


This is an adjustable premium variable deferred annuity. It provides a Death Benefit to the Beneficiary if You die before the Maturity Date. It also provides an Annuity Benefit if You are living on the Maturity Date. The initial premium for this Contract is shown on Page 2. You may make additional premium payments subject to the potential limitations described on Page 7 of this Contract.

The Accumulated Value of this Contract will vary according to how You allocate the net premium(s). Allocations may be made to one or more of the subaccounts of the Variable Annuity Account. Each Subaccount invests its assets in one of a series of registered investment company funds. The amount of the Accumulated Value will vary with the investment performance of the subaccount(s) selected.

You may make a partial surrender of this Contract at any time prior to the Maturity Date. Any such surrender will cause the Annuity Benefit to be reduced.

This is a brief description of the provisions of this Contract. They are fully described on the remaining pages of the Contract.

2572  (TN)                                               Page 5

                               INDEX


                                                    Page
          Accounting Procedures                      20
          Allocation of Net Premium(s)                7
          Annuitant                                  11
          Annuity Change Option                      11
          Annuity Payments                           11
          Assignment                                 14
          Beneficiary Designation                    15
          Change in Subaccounts                       8
          Change of Beneficiary                      15
          Change of Investment Policy                 8
          Changes to the Contract                    13
          Contract, The                              13
          Contract Administration Charge             12
          Contract Date                              13
          Death of Annuitant                         15
          Effective Date                             13
          Full Surrender                             10
          Limitations on Additional Premium           7
          Maturity Date                              11
          Misstatements                              13
          Mortality and Expense Risk Charge          12
          Option Conditions                          16
          Partial Surrender                          10
          Premium Tax                                12
          Proof of Death                             15
          Protection of Death Benefit                15
          Records Maintenance Charge                 12
          Reports to Owner                           14
          Right to Defer Payment                     14
          Rights Reserved by the Company              9
          Subaccounts                                 8
          Taxes                                      12
          Transfers                                  10
          Variable Annuity Account                   8

2571  (TX)                                               Page 4

                           DEFINITIONS


ACCUMULATED VALUE        is the total of the value of the amounts in the
                         subaccount(s) for this Contract as of any Valuation Date on or before the Maturity Date.

AGE means the age of the Annuitant on the birthday nearest to the Contract Anniversary.

ANNUITANT, OWNER,
YOU, YOUR                is the Owner of this Contract and is the person
                         whose life is used to determine the duration and amount of any annuity payments and is shown on Page 2.

ANNUITY BENEFIT          is a series of payments to be made under any
                         Annuity Income Option scheduled to begin on the Maturity Date.

ANNUITY INCOME OPTION    is any method of receiving annuity payments as
                         described on Page 16.

BENEFICIARY              is the person named in the Application or by later
                         designation to receive any Death Benefit or any remaining annuity payments under an Annuity Income
                         Option.

COMPANY, WE, US, OUR     is Charter National Life Insurance Company.

CONTRACT YEAR, MONTH,
AND ANNIVERSARY          shall be measured from the Contract Date shown on
                         Page 2.

DEATH BENEFIT            is the amount We will pay to the Beneficiary if
                         You die before the Maturity Date. It will be equal to the Accumulated Value on the date We receive proof of your death.

JOINT ANNUITANT          is applicable only if Annuity Option 2 (see Page
                         16) has been elected by the Owner prior to the Maturity Date of this Contract.

MATURITY DATE            is shown on Page 2 or by later designation. It is
                         the date the Annuity Benefit is scheduled to begin if the Annuitant is living.

NET ASSET VALUE          is calculated by dividing the current market value
                         of the total subaccount assets, less all liabilities, by the total number of shares outstanding.

NET PREMIUM              is equal to the premium less premium taxes, if
                         applicable, and the first year's Records
                         Maintenance Charge.

2573  (TX)                                               Page 6

NONPARTICIPATING         means this Contract does not share in the profits
                         or surplus of the Company, and no dividends are payable.

VALUATION DATE           is each day on which valuation of the
                         subaccount(s) is required by applicable law and currently includes each day the New York Stock
                         Exchange is open for trading.

VALUATION PERIOD         is the period that starts at the close of a
                         Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ANNUITY
ACCOUNT is a separate account of Charter National Life Insurance Company as shown on Page 2.





                                 PREMIUMS


ALLOCATION OF NET PREMIUM(S)

You determine the allocation of your Net Premium(s) to one or more of the subaccounts of the Variable Annuity Account. To the extent You allocate the Net Premium(s) to each subaccount, your Accumulated Value will vary with the investment performance. All allocations must be in whole percentages which add up to 100%.

LIMITATIONS ON ADDITIONAL PREMIUM

You may make additional premium payments at any time prior to the Maturity Date. Additional premiums will be allocated in the same manner as your most recent allocation unless We receive other instructions from You.

We reserve the right to:

  a) reject any premium payment which would cause the total premiums paid to exceed $1,000,000;

  b) limit the minimum amount of each premium payment to $1,000; and

  c) limit the frequency of premium payments to four times per Contract
Year.

2574  (TX)                                               Page 7

                          ACCUMULATED VALUE


Your Accumulated Value is the total of the value of the amounts in the selected subaccount(s) for this Contract on any Valuation Date on or before the Maturity Date. The amount of the Accumulated Value depends on the amount of premium(s) paid, the investment performance of your selected subaccounts, any charges, and any deductions for partial surrenders.

FULL SURRENDER

You may, by written request, surrender this Contract at any time prior to the Maturity Date. Upon surrender, We will pay the Accumulated Value of this Contract to You in a lump sum.

PARTIAL SURRENDER

At any time prior to the Maturity Date, You may request a partial surrender of this Contract. The following conditions will apply:

  a) The amount surrendered must be at least $500.

  b) The remaining Accumulated Value must be at least $5,000.

  c) If You have funds invested in more than one subaccount, You must instruct Us as to what amount(s) should be withdrawn from which subaccount(s).

TRANSFERS

You may transfer all or a portion of the Contract's value among the subaccounts at any time.

All transfers made at the same time will be treated as one request. A charge for the third and subsequent transfer requests may be deducted in any Contract Year. The charge will be a $10.00 deduction from each subaccount from which amounts are transferred.

2577  (TX)                                              Page 10

                                 CHARGES


CONTRACT ADMINISTRATION CHARGE

There will be a Contract Administration Charge deducted from the values in the subaccount(s) on a daily basis. The charge is .0008260% of the Contract's value in each such subaccount per day.

MORTALITY AND EXPENSE RISK CHARGE

There will be a Mortality and Expense Risk Charge deducted from the values in the subaccount(s) on a daily basis. The charge is .0019275% of the Contract's value in each such subaccount per day.

RECORDS MAINTENANCE CHARGE

At the beginning of each Contract Year, We will deduct a Records
Maintenance Charge. This charge will be deducted proportionately from the values in each subaccount. The maximum charge would be $40.00 per Contract Year.

PREMIUM TAX

If any premium tax is payable by Us on this Contract, the tax will be deducted from each premium.

TAXES

If at any time We incur any tax liability resulting from the assets held by the Variable Annuity Account, We may charge the Variable Annuity Account for the tax.

2579  (TX)                                              Page 12

                           GENERAL PROVISIONS


THE CONTRACT

We have issued this Contract in consideration of the Application and payment of the initial premium. The Contract with the Application attached make the entire contract. No statement made by You or on your behalf shall be used in defense of a claim under the Contract unless it is made with the intent to commit fraud and it is contained in the written Application.

CHANGES TO THE CONTRACT

This Contract may be changed in writing by mutual agreement between You and the Company. Only the President, a Vice President, the Secretary, or an Assistant Secretary of our Company is authorized to change or waive the terms of the Contract.

EFFECTIVE DATE

The Effective Date will be within two (2) business days after the full initial premium and completed Application have been received at our Home Office. You may request a premium receipt signed by the President, a Vice President, the Secretary, or an Assistant Secretary of our Company. No coverage will take effect until the check or draft for the premium is honored.

CONTRACT DATE

The Contract Date will be used to determine Contract Months, Contract Anniversaries, Contract Years, and age of the Annuitant. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th of the month.

MISSTATEMENTS

If the Annuitant's age or sex has been misstated on the Application, We will reschedule the annuity payments to those which the Accumulated Value would have purchased had the age or sex been correctly stated. If such misstatement is discovered after payments have begun, We will immediately pay any underpayment in a lump sum. Any overpayment which has been made will be deducted from the annuity payments until the amount of overpayment is recovered. In the case of Option 2, if the Joint Annuitant's age or sex has been misstated, the same adjustment will be made.

2580  (TX)                                              Page 13

ASSIGNMENT

The Owner may assign the right to receive annuity payments and also assign the Contract as collateral security. We are not responsible for the adequacy of any assignment. When an assignment is filed with and recorded by Us at our Home Office, your rights and those of the Beneficiary will be subject to it.

RIGHT TO DEFER PAYMENT

We will ordinarily pay any amount payable as a result of surrender or death within seven (7) days after We receive a request.

Payment of any Accumulated Value or Death Benefit may be deferred:

  a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

  b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

Transfers may also be deferred for the same reasons as given above.

If a recent check or draft has been submitted to Us on this Contract, We have a right to defer any payment of Accumulated Value or Death Benefit until such check or draft has been honored.

REPORTS TO OWNER

ANNUAL STATEMENT - You will receive an Annual Statement at the end of each Contract Year. This Statement will show your Accumulated Value and Death Benefit as of your current Contract Anniversary. It will also reflect any additional premium payment(s), any partial surrender(s), and any charges made during the year.

ANNUAL REPORT OF THE SEPARATE ACCOUNT - You will also receive annually a report on the Variable Annuity Account. This report will include the investment record of the subaccounts, any charges made, and any changes to the subaccounts.

2581  (TX)                                              Page 14

                          BASIS OF CALCULATIONS


The 1983a Individual Annuity Mortality Table will be used to establish the reserves and Accumulated Value. The reserves, Cash Value, paid-up annuity benefit and any Death Benefit available are not less than the minimum required by the insurance laws of the State in which this Contract has been issued.

The method used in computing reserves and Accumulated Values in the Variable Annuity Account is in accordance with actuarial procedures that recognize the variable nature of such an Account. A detailed statement of the method of calculation of reserves has been filed with the insurance official of the state in which the Contract is delivered.

HOW ACCUMULATED VALUE IS CALCULATED

On the Effective Date, the Accumulated Value equals the initial premium minus premium taxes, if any, minus the first year's Records Maintenance Charge. The Accumulated Value of the Contract can thereafter be determined on each Valuation Date as follows:

  a) The Accumulated Value on the prior Valuation Date; plus

  b) The sum of the following (which may be positive or negative for the Valuation Period):

     1) The total net investment experience of the Contract's value in the elected subaccount(s). For each subaccount, the net investment experience is the Contract's value in the subaccount as of the prior Valuation Date times the percentage change in the net asset value of the shares of the designated fund. It is adjusted for any distributions made during the Valuation Period;

     2) Any charge for tax liability resulting from assets held by the Variable Annuity Account;

     3) Contract Administration Charges;

     4) Mortality and Expense Risk Charges;

     5) Premiums received less premium taxes deducted (if any);

     6) Any charge(s) for transfers (if applicable); and

     7) Records Maintenance Charge (if applicable).

2586  (TX)                                              Page 19

ACCOUNTING PROCEDURES:

The Contract's value in any subaccount is maintained in units. A unit value is determined for each Valuation Date. When the Variable Annuity Account was established, the initial unit value for each subaccount was $1.00. The Contract's value at any time in any subaccount is the number of units times the unit value. The number of units in any subaccount on the issue date is the allocated amount divided by the unit value as of the end of the Valuation Date during which the allocation was made. Premium taxes, if any, are deducted from the premium prior to allocation. Transfer charges and a records maintenance charge, if applicable, are accounted for by a deduction in the number of units from the affected subaccounts.

Changes in the net asset value of the designated fund, distributions of the fund, and tax charges, if any, with respect to a fund for the Valuation Period are taken into account in computing the unit value for each subaccount.

The unit value for each Valuation Period is the investment experience factor (described below) for that Valuation Period multiplied by the unit value for the immediately preceding Valuation Period.

An investment experience factor is calculated separately for each subaccount. The investment experience factor of a subaccount for a Valuation Period equals (a) divided by (b), minus (c), where:

(a) is (i) the value of the net assets of the subaccount at the end of the preceding Valuation Period, plus

          (ii) the investment income and capital gains credited to the net assets of that subaccount during the Valuation Period, minus

          (iii) the capital losses charged against those assets during the Valuation Period, minus

         (iv) any amount charged against the subaccount for taxes or any amount set aside during the Valuation Period as a provision for taxes; and

(b) is the value of the net assets of the subaccount at the end of the preceding Valuation Period; and

(c) is a charge that will not exceed .0027535% of the value of net assets in a subaccount for each day in the Valuation Period.

Administration Charges and Mortality and Expense Risk Charges are accounted for by a deduction each Valuation Period from the unit values.

All additions to or deductions from a subaccount are made on the basis of the unit value as of the end of the Valuation Period for which the transaction is to be effective.

2587  (TX)                                              Page 20

                             INDEX


                                                          Page
            Accounting Procedures                         20
            Allocation of Net Premium(s)                   7
            Annuitant                                     11
            Annuity Change Option                         11
            Annuity Payments                              11
            Assignment                                    14
            Beneficiary Designation                       15
            Change in Subaccounts                          8
            Change of Beneficiary                         15
            Change of Investment Policy                    8
            Changes to the Contract                       13
            Contract, The                                 13
            Contract Administration Charge                12
            Contract Date                                 13
            Death of Annuitant                            15
            Effective Date                                13
            Full Surrender                                10
            How Accumulated Value is Calculated           19
            Limitations on Additional Premium              7
            Maturity Date                                 11
            Misstatements                                 13
            Mortality and Expense Risk Charge             12
            Option Conditions                             16
            Partial Surrender                             10
            Premium Tax                                   12
            Proof of Death                                15
            Protection of Death Benefit                   15
            Records Maintenance Charge                    12
            Reports to Owner                              14
            Right to Defer Payment                        14
            Rights Reserved by the Company                 9
            Subaccounts                                    8
            Taxes                                         12
            Transfers                                     10
            Variable Annuity Account                       8

2571  (WA)                                               Page 4

                          GENERAL PROVISIONS


THE CONTRACT

We have issued this Contract in consideration of the Application and payment of the initial premium. The Contract with the Application attached make the entire contract. No statement made by You or on your behalf shall be used in defense of a claim under the Contract unless it is made with the intent to commit fraud and it is contained in the written Application.

CHANGES TO THE CONTRACT

This Contract may be changed in writing by mutual agreement between You and the Company. Only the President, a Vice President, the Secretary, or an Assistant Secretary of our Company is authorized to change or waive the terms of the Contract.

EFFECTIVE DATE

The Effective Date will be within two (2) business days after the full initial premium and completed Application have been received at our Home Office. You may request a premium receipt signed by the President, a Vice President, the Secretary, or an Assistant Secretary of our Company. No coverage will take effect until the check or draft for the premium is honored.

CONTRACT DATE

The Contract Date will be used to determine Contract Months, Contract Anniversaries, Contract Years, and age of the Annuitant. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th of the month.

MISSTATEMENTS

If the Annuitant's age or sex has been misstated on the Application, We will reschedule the annuity payments to that which the Accumulated Value would have purchased had the age or sex been correctly stated. If such misstatement is discovered after payments have begun, We will immediately pay any underpayment in a lump sum. Any overpayment which has been made will be deducted from the annuity payments until the amount of overpayment is recovered. In the case of Option 2, if the Joint Annuitant's age or sex has been misstated, the same adjustment will be made.

2580  (WA)                                              Page 13

ASSIGNMENT

The Owner may assign the right to receive annuity payments and also assign the Contract as collateral security. We are not responsible for the adequacy of any assignment. When an assignment is filed with and recorded by Us at our Home Office, your rights and those of the Beneficiary will be subject to it.

RIGHT TO DEFER PAYMENT

We will ordinarily pay any amount payable as a result of surrender or death within seven (7) days after We receive a request.

Payment of any Accumulated Value or Death Benefit may be deferred:

(a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing);

(b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

Transfers may also be deferred for the same reasons as given above.

If a recent check or draft has been submitted to Us on this Contract, We have a right to defer any payment of Accumulated Value or Death Benefit until such check or draft has been honored.

REPORTS TO OWNER

ANNUAL STATEMENT - You will receive an Annual Statement at the end of each Contract Year. This Statement will show your Accumulated Value and Death Benefit as of your current Contract Anniversary. It will also reflect any additional premium payment(s), any partial surrender(s), and any charges made during the year.

ANNUAL REPORT OF THE SEPARATE ACCOUNT - You will also receive annually a report on the Variable Annuity Account. This report will include the investment record of the subaccounts, any charges made, and any changes to the subaccounts.

2581  (WA)                                              Page 14

                     ANNUITY INCOME OPTIONS

The Accumulated Value of this Contract may be applied under one of the following Options:

Option 1.  LIFE ANNUITY WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You, as long as You are living. If You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 2.  JOINT AND SURVIVOR LIFE WITH INSTALLMENT REFUND
The amount will be distributed in equal installments to You or, upon your death, to your named Joint Annuitant, for as long as either of You is living. If both of You die before the sum of the installments paid equals or exceeds the Accumulated Value on the Maturity Date, We will continue to pay installments to your Beneficiary until the sum of such installments does equal or exceed the Accumulated Value on the Maturity Date.

Option 3.  OTHER ANNUITY INCOME OPTIONS
Other Annuity Income Options may be available at the time a form of payment is elected.

OPTION CONDITIONS:

If this Contract is assigned prior to the Maturity Date, We will pay to the assignee in one sum the amount to which he is entitled. We will then apply any balance payable to the chosen Annuity Income Option.

Any amount payable under an Annuity Income Option will be subject to the following conditions:

(a) The effective date of an Annuity Income Option will be the Maturity
Date.

(b) Annuity Income Options will not be available if the amount to be applied is less than $5,000 or is insufficient to produce monthly payments of at least $20.

(c) The amount of installment payments will be determined by the age and sex of the Annuitant (and, if Option 2 is selected, by the age and sex of the Joint Annuitant) on the Maturity Date.

(d) We may require evidence that the Annuitant (or Joint Annuitant, if applicable) is alive on any scheduled payment date before the payment is made.

2583  (WA)                                              Page 16

                      THE VARIABLE ANNUITY ACCOUNT


VARIABLE ANNUITY ACCOUNT

The Variable Annuity Account is a separate investment account established by Us in accordance with Missouri law. The assets of this account are owned by Us and will be used to provide values and benefits under this and similar annuities. The Variable Annuity Account is not charged with liabilities arising out of any other business that We may conduct.

SUBACCOUNTS

The Variable Annuity Account consists of subaccounts, each of which invests in shares of a designated registered investment company fund. Shares are purchased at their net asset value.

Each distribution of income, dividends, and capital gains from a fund will be reinvested at net asset value in shares of the fund.

The values and benefits of your Contract depend on the investment performance of any subaccount(s) You select. You bear the investment risk for amounts allocated to the subaccount(s). We do not guarantee the investment performance.

CHANGE IN SUBACCOUNTS

We can add, remove, or combine subaccounts as permitted by law. When a subaccount is removed, We have the right to substitute a different subaccount.

We can also add, remove, or substitute subaccount investments as permitted by law.

We will notify You in advance of liquidation of a subaccount in which any of your Contract values are invested. We will ask You to tell Us how these funds should be reallocated. In the absence of instructions from You, We will transfer the amount in the liquidated subaccount to the Money Market subaccount.

CHANGE OF INVESTMENT POLICY

The investment policy of the Variable Annuity Account will not be changed unless:

  a) the change has been approved by the Director of Insurance of the State of Missouri, and

  b) a statement of the approval process has been filed with and approved by the Insurance Department of the state in which this Contract is delivered.

2575  (WI)                                               Page 8

                             A M E N D M E N T


        The following provisions are hereby added to this Contract:


                            THE GENERAL ACCOUNT


The General Account is the general account of Charter National Life Insurance Company, which provides a guaranteed minimum accumulation rate. Any funds allocated to the General Account will earn interest of not less than .28709% per month, which equates to a guaranteed minimum rate of 3.5% per year.

NET PREMIUM ALLOCATION

You may allocate all or a portion of your Net Premium(s) to the General Account. All allocations to the General Account and selected subaccounts must be in whole percents which add up to 100%. To the extent You allocate Net Premium(s) to the General Account, the rate of accumulation will be fixed and guaranteed. We reserve the right to reject any premium allocation which would cause your value in the General Account to exceed $500,000.

DECLARATION OF RATES AND PERIODS

We may declare interest rates greater than the minimum of 3.5%. We will establish periods of time (Declaration Periods) from one to ten years in length during which a declared interest rate will be fixed and guaranteed. You must specify an available Declaration Period if You allocate Net Premium(s) to the General Account. The declared interest rate in effect on the day You allocate funds to the General Account will be guaranteed for the Declaration Period selected. Interest is credited monthly and will apply to both the amount allocated and the interest previously credited on such amount. Each allocation to the General Account will have a specified interest rate and Declaration Period associated with it.

Prior to the expiration of any Declaration Period to which You allocated funds, You must tell Us how the funds are to be reallocated. If We do not receive instructions from You by the end of the Declaration Period, We will transfer such funds to the Money Market subaccount.

ACCUMULATED VALUE

The Accumulated Value includes the value of the amounts in the General Account for this Contract as of any Valuation Date, prior to the Maturity Date.

                                                                     Page 1
2588-END

BASIS OF CALCULATIONS

The 1983a Individual Annuity Mortality Table will be used to establish the reserves and Accumulated Values of the General Account.

The reserves under this Contract are not less than the minimum required by the insurance laws of the State in which this Contract has been issued. A detailed statement of the method of calculation of reserves has been filed with the insurance official of the State in which the Contract is delivered.

TRANSFERS

You may transfer all or a portion of the Contract's value among the subaccounts or to the General Account at any time. Your value in the General Account after the transfer may not exceed $500,000. Any charge for such transfer will be as described on Page 10.

You may only transfer values out of or within the General Account at the end of the Declaration Period associated with the funds being transferred. Reallocation of funds from or within the General Account at the end of a Declaration Period is not considered a transfer for the purpose of imposing a transfer charge.

PARTIAL SURRENDER

At any time prior to the Maturity Date, You may make a partial surrender from the General Account. In addition to the conditions stipulated on Page 10 of the Contract, the following will also apply:

(a) You must instruct Us as to what amount should be withdrawn from the General Account.
(b) Funds will be withdrawn proportionately from all Declaration Periods of the General Account to which You allocate funds.
(c) Within each Declaration Period, surrenders will be on a first-in, first-out basis.

CHARGES

The Contract Administration Charge and the Mortality and Expense Risk Charge are not applicable to the Contract's value in the General Account. The Records Maintenance Charge will be deducted proportionately from the values in the subaccounts and the General Account.

All other provisions of this Contract remain unchanged.

                         CHARTER NATIONAL LIFE INSURANCE COMPANY



                                Alexis M. Berg  -  Secretary
2589-END
                                                                     Page 2

                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY


                       C O N T R A C T    R I D E R


This Rider is a part of the Contract to which it is attached. The provisions of the Rider supersede any provisions of the Contract which are inconsistent herewith. Notwithstanding anything in the Contract to the contrary, this Rider is effective on the Contract Date.


                      INDIVIDUAL RETIREMENT PROVISION


If requested on the Application, this Contract may be used as a means of establishing an Individual Retirement Annuity as defined in Section 408(b) of the Internal Revenue Code. To ensure favorable tax treatment if such a selection is made, this Contract will be subject to the following restrictions:

  a) The Owner must be the Annuitant.

  b) The Owner may not name a new Owner or a Contingent Owner to this Contract.

  c) Distributions must begin no later than April 1 following the calendar year in which the Annuitant attains age 70-1/2 (the "required beginning date"). Prior to the required beginning date, the Owner shall elect, in a manner acceptable to the Company, to have the balance in the Contract distributed in:

     1) A single lump sum payment;

     2) Equal or substantially equal monthly, quarterly, or annual payments over the life of the Owner or over the joint and last survivor lives of the Owner and his or her designated Beneficiary; or

     3) Equal or substantially equal annual payments over a specified period that may not be longer than the Owner's life expectancy or the joint and last survivor life expectancy of the Owner and his or her designated Beneficiary.

  d) An annuity payment schedule may not be elected with a Period Certain which will guarantee annuity payments beyond the life expectancy of the Annuitant and Beneficiary and must be at least annually and in equal amounts.

  e) The Contract may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than as a surrender to the Company.

                                                                   Page 1
HZ-0912

  f) Premiums, other than qualified rollover contributions, are limited to the amount allowed in Section 408(b) of the Internal Revenue Code. The Owner has the sole responsibility for determining whether the premium qualifies under applicable federal tax requirements.

  g) If the Owner dies before the entire interest is distributed to him or her, the remaining interest shall be distributed as follows:

     1) If the Owner dies before the required beginning date, We shall pay in a lump sum to the named Beneficiary or Beneficiaries the greater of the Accumulated Value calculated on the date We receive proof of death or the total of the premium paid less any partial surrenders.

     2) If the Owner dies on or after the required beginning date, distribution must be made at least as rapidly as the method of distribution in effect at the time of the Owner's death.

  h) Distribution under this provision of the Contract must satisfy the minimum distribution rules of Section 408(b)(3) of the Internal Revenue Code, including the minimum incidental death benefit requirement of Treasury Regulation 1.408-8. The Owner or Beneficiary, as applicable, has the sole responsibility to elect a distribution that will satisfy these rules.

Annuity payments may not begin before the Annuitant attains the age of 59-1/2 without incurring a penalty tax except in the situations described in
Section 72(t) of the Internal Revenue Code.

Notwithstanding the provisions of this Contract, the above restrictions will apply if this provision is applicable.





All other provisions of this Contract remain unchanged.


                      CHARTER NATIONAL LIFE INSURANCE COMPANY



                             Alexis M. Berg  -  Secretary

                                                                   Page 2
HZ-0912

                           ANNUITY INCOME OPTION


The Accumulated Value of the Contract may be applied under Option 3. INSTALLMENTS FOR LIFE. The amount will be distributed in equal installments to You only as long as You are living.

               OPTION 3. MONTHLY INSTALLMENTS FOR LIFE
            Dollar Amount Per $1,000 of Accumulated Value

Age Male  Female      Age   Male  Female      Age   Male  Female

0    3.10   3.05       34    3.71  3.54        68   7.02   6.13
1    3.11   3.06       35    3.75  3.57        69   7.26   6.32
2    3.12   3.07       36    3.79  3.60        70   7.52   6.53
3    3.13   3.08       37    3.83  3.63        71   7.80   6.75
4    3.14   3.08       38    3.87  3.66        72   8.09   6.99
5    3.15   3.09       39    3.91  3.69        73   8.41   7.26
6    3.16   3.10       40    3.96  3.73        74   8.75   7.54
7    3.17   3.11       41    4.01  3.76        75   9.12   7.85
8    3.18   3.12       42    4.06  3.80        76   9.51   8.18

9    3.20   3.13       43    4.11  3.84        77   9.92   8.54
10   3.21   3.14       44    4.17  3.89        78  10.37   8.94
11   3.22   3.15       45    4.22  3.93        79  10.85   9.36
12   3.23   3.16       46    4.29  3.98        80  11.37   9.82
13   3.25   3.17       47    4.35  4.03        81  11.92  10.32
14   3.26   3.18       48    4.42  4.08        82  12.50  10.87
15   3.28   3.19       49    4.49  4.14        83  13.12  11.46
16   3.29   3.20       50    4.56  4.20        84  13.78  12.09

17   3.31   3.22       51    4.64  4.26        85  14.47  12.78
18   3.32   3.23       52    4.72  4.32        86  15.20  13.52
19   3.34   3.24       53    4.80  4.39        87  15.98  14.31
20   3.36   3.26       54    4.89  4.46        88  16.79  15.16
21   3.38   3.27       55    4.99  4.54        89  17.66  16.05
22   3.40   3.29       56    5.09  4.62        90  18.58  17.00
23   3.42   3.31       57    5.20  4.71        91  19.56  17.98
24   3.44   3.32       58    5.32  4.80        92  20.61  19.01

25   3.46   3.34       59    5.44  4.90        93  21.74  20.08
26   3.48   3.36       60    5.57  5.00        94  22.97  21.18
27   3.51   3.38       61    5.71  5.11        95  24.29  22.34
28   3.53   3.40       62    5.86  5.23        96  25.73  23.55
29   3.56   3.42       63    6.02  5.36        97  27.30  24.84
30   3.59   3.44       64    6.20  5.49        98  29.05  26.25
31   3.62   3.46       65    6.38  5.64        99  30.99  27.82
32   3.65   3.49       66    6.58  5.79        l00 33.16  29.59
33   3.68   3.51       67    6.79  5.95

                                                                   Page 3
HZ0912

                 FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY


                       C O N T R A C T    R I D E R

This Rider is a part of the Contract to which it is attached. The provisions of the Rider supersede any provisions of the Contract which are inconsistent herewith. Notwithstanding anything in the Contract to the contrary, this Rider is effective on the Contract Date.


                               OWNERSHIP

The following provisions apply to Ownership of the Contract.

CHANGE OF OWNER

The Owner may choose a new Owner at any time while the Annuitant is living by filing a written notice with our Home Office. The change will take effect on the date the notice was signed. The naming of a new Owner will void any prior ownership designation. We will not be liable for any payment which may have been made or action taken before the notice was recorded at our Home Office. If the Owner dies before the Annuitant, the ownership rights belong to the Beneficiary.

JOINT OWNERSHIP

If at any time a Joint Owner is named, it will be presumed to be as joint tenants with right of survivorship, unless otherwise stated.

                                 ANNUITANT

The following provisions apply if the Owner of the Contract names an Annuitant other than himself or herself in the application for the Contract.

  a) The Annuitant is the person whose life is used to determine the duration and amount of any annuity payments and is shown on Page 2 of the Contract.

  b) The Contract provides an Annuity Benefit to the Owner if the Annuitant is living on the Maturity Date. It also provides a Death Benefit to the Owner if the Annuitant dies before the Maturity Date.

  c) While the Annuitant is living, the Owner may make additional premium payments, subject to and in accordance with the Contract under "Limitations on Additional Premium."

  d) If payment of the Annuity Benefit is contingent upon the Annuitant being alive, We may require due proof that the Annuitant is alive prior to any scheduled payment date.

HZ-0911

                             PAYMENTS ON DEATH

The definition of You and Your throughout the Contract shall mean the Owner unless specific reference is made to the Annuitant.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Maturity Date and this Contract has not been surrendered, We will pay to the Owner the greater of the premium(s) paid less any partial surrenders, or the Accumulated Value calculated on the date We receive proof of death. This amount will be paid in a lump sum. With respect to a nonqualified Contract, the Owner may also elect to continue the Contract and the Owner becomes the Annuitant.

DEATH OF OWNER

If any Owner dies prior to both the Maturity Date and the Annuitant's death and that Owner is not the Annuitant, We will pay the Accumulated Value calculated on the date We receive proof of death. This amount will be distributed in a lump sum no later than five (5) years following the date of the Owner's death, to the Joint Owner if applicable; otherwise, to the Beneficiary. If the Joint Owner or Beneficiary is the surviving spouse, he or she may elect to continue the Contract as if he or she were the original Owner.

SIMULTANEOUS DEATH OF OWNER AND ANNUITANT

If both the Owner and the Annuitant die at the same time and there is no surviving Owner and the Contract has not been surrendered, We will pay the greater of the Accumulated Value calculated on the date We receive proof of the Annuitant's death or the total of the premiums paid less the total of all partial surrenders. This amount will be paid in a lump sum to the Beneficiary. If no Beneficiary is named, We will pay the amount to the estate of the Owner as of the date We receive proof of the Annuitant's death.

If the Annuitant dies within thirty (30) days of the Owner's death and We have not yet paid the Death Benefit, it will be paid as if the Annuitant had died first.



All other provisions of this Contract remain unchanged.


                      CHARTER NATIONAL LIFE INSURANCE COMPANY



                                Alexis M. Berg  -  Secretary
HZ-0911
                                                                   Page 2

                 FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY


                  C O N T R A C T    E N D O R S E M E N T

This Endorsement is a part of the Contract to which it is attached. The provisions of this Endorsement supersede the corresponding provisions of the Contract. This Endorsement is effective on the Contract Date.

                                   CHARGES

The "Charges" section of the Contract to which this Endorsement is attached is hereby modified to read as follows:

CONTRACT ADMINISTRATION CHARGE

The Contract Administration Charge is deducted from values in the subaccounts daily. The charge is equal to .0008248% of the Contract's values in each subaccount per day, which equates to an annual charge of
 .30%. The Contract Administration Charge is not deducted from any amounts allocated to the General Account.

MORTALITY AND EXPENSE RISK CHARGE

The Mortality and Expense Risk Charge is deducted from values in the subaccounts daily. The charge is equal to .0010997% of the Contract's value in each subaccount per day, which equates to an annual charge of
 .40%. We reserve the right to increase this charge to .0019275% per day, which equates to a maximum annual charge of .70%. We will notify you in writing if We change the amount of this daily charge.

RECORDS MAINTENANCE CHARGE

We are not currently charging a Records Maintenance Charge; however, We reserve the right to deduct such a charge at the beginning of each Contract Year in the future. This charge would be deducted proportionately from the values in each subaccount, but would never exceed $40 per Contract Year.
We will notify you in writing if We begin to impose this charge.

All other provisions of this Contract remain unchanged.


                     CHARTER NATIONAL LIFE INSURANCE COMPANY



                           Alexis M. Berg  -  Secretary

2595-END

                                                                    SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                                      Q2-36
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract


8.  OTHER INFORMATION

____________________________________   _________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that where state insurance regulations require, any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.





Dated at_________________  this______  day of______, 19___.

          City     State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)


For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                                  Q2AZ-1-96
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257(AZ)(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract

8.  OTHER INFORMATION

____________________________________   ___________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that where state insurance regulations require, any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

Upon written request, Charter will provide, within a reasonable time, factual information regarding the benefits and provisions of the contract. If, for any reason, you are not satisfied with the contract, you may return it to Charter within ten days after it is received. Upon receipt of the contract, Charter will return the premium plus or minus any investment experience and the contract will be void as of the contract date.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Dated at_________________  this______  day of______, 19___.
         City      State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)


For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                                    Q4-1-96
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257CO(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract


8.  OTHER INFORMATION

____________________________________   _________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that where state insurance regulations require, any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.





Dated at_________________  this______  day of______, 19___.

          City     State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)


It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.


For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                                  Q2FL-1-96
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257F/O(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract

8.  OTHER INFORMATION

____________________________________   ___________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that where state insurance regulations require, any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Dated at_________________  this______  day of______, 19___.
          City     State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)

Any person who knowingly and with intent to injure, defraud or knowing that he is facilitating a fraud against an insurer submits an application or files a claim containing any false, incomplete or misleading information is guilty of a felony of the third degree.


For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

                                       ____________________________________
                                          License Identification Number

SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                                  Q2MN-1-96
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257MN(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract

8.  OTHER INFORMATION

____________________________________   ___________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Dated at_________________  this______  day of______, 19___.
         City     State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)


For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                               Q2-NJOH-1-96
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257NJ(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract

8.  OTHER INFORMATION

____________________________________   ___________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that where state insurance regulations require, any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Dated at_________________  this______  day of______, 19___.
         City     State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

SCUDDER
                                                                    HORIZON
                                       A tax-advantaged asset-building plan



                                                                  Q2PA-1-96
                       Variable Annuity Application
                  Charter National Life Insurance Company
      8301 Maryland Avenue - St. Louis, Missouri 63105 - 1-800-242-4402


1. OWNER INFORMATION                    2. JOINT OWNER INFORMATION,
                                                            If Applicable

NAME_______________________________     NAME_______________________________
     Last     First        Middle            Last     First        Middle

ADDRESS____________________________     ADDRESS____________________________
          Street           Apt.#                  Street          Apt. #

___________________________________     ___________________________________
 City           State         Zip        City            State        Zip

Social Security/Tax ID#____________     Social Security/Tax ID#____________

Birth Date________________  Sex____     Birth Date________________  Sex____
           Month Day Year                          Month Day Year

Phone#s(  )__________ (  )_________     Phone#s(  )_________ (  )__________
              Day           Night                     Day           Night

Maturity Date: At Age ____ or ____ Years from the Contract Date

3. AMOUNT AND ALLOCATION OF PAYMENT

(  )  Check payable to "Scudder Horizon Plan" is enclosed in the amount of
      $____________ (minimum investment $2,500).
(  )  Payment by exchange of Scudder fund shares.  (Complete "Authorization for Exchange" section.)
(  )  Payment by 1035 Exchange from another policy.

Type of Annuity:
(  )Nonqualified     (  )IRA Rollover     (  )Pension/Profit Sharing Trust

Please indicate the allocation of payment using whole percentages that total 100%.

 Scudder Money Market      ____%  Scudder Capital Growth   ____%
 Scudder Bond              ____%  Scudder International    ____%
 Scudder Balanced          ____%  Scudder Global Discovery ____%
 Scudder Growth and Income ____%  General Account          ____% ____ years
                                  General Account          ____% ____ years

4.  ANNUITANT INFORMATION, If Other Than Owner

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street        Apt.#

________________________________________________
City           State         Zip

Birth Date _____________________  Sex __________
              Month Day Year


5.  BENEFICIARY DESIGNATION

NAME ___________________________________________
          Last       First         Middle

ADDRESS ________________________________________
               Street              Apt. #

________________________________________________
City                   State           Zip

Birth Date ______________  _____________________
           Month Day Year  Relationship to Owner

A1257PA(97)

6.  TELEPHONE TRANSFER AUTHORIZATION (Personal Identification Number)

I am furnishing to Charter National Life Insurance
Company the four character Personal Identification
Number (PIN) shown at the right to be used as           ____ ____ ____ ____
identification for telephone transfer of funds.
I agree to hold Charter National Life harmless as to any action taken when a telephone transfer call is received with the correct name, policy number, and personal code. I understand that I may cancel the telephone transfer privilege by furnishing written notice to Charter National Life. Charter National Life may cancel the privilege at any time.


7. WILL THIS ANNUITY REPLACE ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

    (  )No___________ (  )Yes______________________________________________
                            Company, amount, and type of policy or contract


8.  OTHER INFORMATION

____________________________________   _________________________________
        Your Employer's Name                     Your Occupation

____________________________________
       Your Employer's Address


    Home Office Endorsements Only: (Do not write in this space)



9.  SIGNATURES

To the best of my knowledge and belief, all statements made in this application are true and complete. I understand and agree that Charter may correct errors and omissions on the application, noting the changes under "Home Office Endorsements." I will review any such corrections or changes when the contract is issued. My acceptance of the contract shall constitute acceptance of the changes. I also understand that where state insurance regulations require, any amendment as to age at issue, payment amount, or benefits will be made only with my written consent.

I understand that proof of the annuitant's age must be furnished before annuity payments begin. Evidence satisfactory to Charter that the annuitant is living will be furnished when requested by Charter, but not more than once a year.

The contract will become effective on the contract date assigned by Charter. In the event that either the payment or this application is not acceptable to Charter, I understand Charter's liability will be limited to a return of any payment made.

I UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I have received a current prospectus for this contract and the subaccounts of the Variable Annuity Account.

I certify that: (a) I have shown my correct taxpayer identification number; and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividends.

I (  )do (  )do not want federal income tax withheld from any distribution.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.





Dated at_________________  this______  day of______, 19___.

          City     State

___________________________________     ___________________________________
         Owner's Signature                     Joint Owner's Signature
                                                   (if applicable)

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For Company Use Only

To your knowledge and belief, will replacement of life insurance or
annuities be involved?          (  )Yes      (  )No

The above answer and statements are true and complete to the best of my knowledge and belief.

____________________________________   ____________________________________
    Agent's Name (please print)                Agent's Signature

                            MONEY MARKET YIELDS


7-DAY CURRENT YIELD

            Current Yield = ((NSC - ES) / UV) x (365 / 7)

Where:      NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

            ES = ADMIN + M&E + RMC

Where:      ES = Per unit expenses of the Subaccount for the 7-day period.

            ADMIN = Per unit Administration Charges deducted for the 7-day period.

            M&E = Per unit Mortality & Expenses Risk Charges deducted for the 7-day period.

            RMC = Per unit Records Maintenance Charges for the 7-day period.

            RMC = (35 / AAV /365) x AUV x 7

Where:      AAV = Average Accumulated Value of Contracts on the last day of the 7-day period.

AUV = The sum of the unit values on the first and last day of the 7-day period divided by 2.

            UV = The unit value on the first day of the 7-day period.

For Example:

If:         NCS = .001342474

            AAV = 55,000

            AUV = 1.002678

            UV = 1.002345


            ADMIN = .000059325

            M&E = .000135126

Then:      RMC = (35 / 55,000 / 365) x 1.002678 x 7, or
           RMC = .000012237

           ES = .000059325 + .000135126 = .000012237

           ES = .000206688

Then:      Current Yield = ((.001342474 - .000206688) / 1.002345
                            x (365 /7)

           Current Yield = .059084574

           Current Yield = 5.91%

7-DAY EFFECTIVE YIELD

           Effective Yield = (1 + (NCS - ES) / UV) to the power of 365/7 -
                              1

Where:     NCS = NCS as calculated for the Current Yield.

           ES = ES as calculated for the Current Yield.

           UV = UV as calculated for the Current Yield.

For Example:

If:        Effective Yield = (1 + (.001342474 - .000206688)
                              / 1.002345) to the power of 365/7 - 1

           Effective Yield = .06082948

           Effective Yield = 6.08%

                          OTHER SUBACCOUNT YIELDS

30-DAY YIELD

           Yield = 2 x ((((NI - ES) / (U x UV)) + 1) to the power of 6 - 1)

Where:     NI = Net income of the Portfolio for the 30-day period
attributable to the Subaccount's units.

           ES = ADMIN + M&E + RMC

Where:     ES = Expenses of the Subaccount for the 30-day period.

           ADMIN = Administration Charges deducted from the Subaccount for the 30-day period.

           M&E = Mortality & Expense Risk Charges deducted from the Subaccount for the 30-day period.

           RMC = (35 / AAV / 365) x (U x AUV) x 30

Where:     AAV = Average Accumulated Value of Contracts on the last day of the 30-day period.

           U = The average number of units outstanding, which equals the number of units on the first day of the 30-day period plus the number units on the last day of the 30-day period the sum of which is divided by 2.

           AUV = The sum of the unit values on the first and last day of the 30-day period divided by 2.

           UV = The unit value at the close (highest) of the last day in the 30-day period.

For Example:

If:        NI = 10,000.00

           ADMIN = 250.00

           M&E = 583.33

           AAV= 55,000

           U = 1,000,000

           AUV = 1.011234

           UV = 1.012345

Then:      RMC = (35 / 55,000 / 365) x (1,000,000 x 1.011234) x 30
           RMC = 52.891442

           ES = 250.00 = 583.33 + 52.891442
           ES = 886.221442

Then:      Yield = 2 x ((((10,000 - 886.221442) / (1,000,000 x
                   1.012345)) + 1) to the power of 6 -1)

           Yield = .110493

           Yield = 11.05%

                               TOTAL RETURN

AVERAGE ANNUAL STANDARD TOTAL RETURNS

           TR = ((ERV / P) to the power of 1/N) -1

Where:     TR = Average annual total return.

           ERV = The ending redeemable value of the hypothetical account at the end of the period.

           P = A hypothetical initial payment of $1,000.

           N = Number of years and/or fractions of years in the period.

           ERV = (1,000 x ((EUV - BUV) / BUV)) +1,000 - RMC

Where:     EUV = Unit value at the end of the period.

           BUV = Unit value at the beginning of the period.

           RMC = The Records Maintenance Charge attributable to the hypothetical account for the period.

           RMC = (35 / AAV / 365) x (N x 365)
    x (1,000 + (1,000 x ((EUV - BUV) / BUV) / 2))

Where:     AAV = Average Accumulated Value of Contracts on the last day of the period.

For Example:

If:        P = 1,000

           N = 1.25

           AAV = 55,000

           EUV = 1.123456

           BUV = 1.000000

Then:      RMC = (35 / 55,000 / 365) x  (1.25 x 365)
           x (1,000 + (1,000 x ((1.123456 - 1.000000) / 1.000000)
           / 2 ))
           RMC = .844556

Then:      ERV = (1,000 x ((1.123456 - 1.000000) / 1.000000))
                  + 1,000 - .844556

           ERV = 1,122.611444

Then:      TR = ((1,122.611444 / 1,000) to the power of 1/1.25) -1

           TR = .096942

           TR = 9.69%

CUMULATIVE TOTAL RETURNS

           CTR = (ERV / P) - 1

Where:     CTR = Cumulative total return.

           ERV = The ending redeemable value of a 1,000 hypothetical account at the end of the period.

           P = A hypothetical intial payment of 1,000.

           ERV = (1,000 X ((EUV - BUV) / BUV)) + 1,000 - RMC

Where:     EUV = Unit value at the end of the period.

           BUV = Unit value at the beginning of the period.

           RMC = The Records Maintenance Charge attributable to the hypothetical account for the period.

           RMC = (35 / AAV / 365) x (N x 365)
               x (1,000 + (1,000 x ((EUV - BUV) / BUV) / 2))

Where:     AAV = Average Accumulated Value of Contracts on the last day of the period.

EXHIBIT LIST

(1) Resolutions of the Board of Directors of Charter National Life Insurance Company authorizing establishment of the Variable Annuity Account.
(3) (a) -- Form of Principal Underwriting Agreement between Charter National Life Insurance Company on its own behalf and on behalf of Charter National Variable Annuity Account, and CNL, Inc.
     (b) -- Form of Expense Reimbursement Agreement between Charter National Life Insurance Company and CNL, Inc.
     (c) -- Marketing and Solicitation Agreement dated as of September 30, 1988 among Scudder Investor Services, Inc., Charter National Life Insurance Company, Charter National Variable Annuity Account, and CNL, Inc.
     (d)  --  Principal Underwriting Agreement - Schedule A.
(4)  (a)  --  Form of Contract for the Flexible Premium Variable Deferred
Annuity.
     (b)  --  State Variations in Contract Form.
     (c)  --  General Account Endorsement.
     (d)  --  Individual Retirement Provision Contract Rider.
     (e)  --  Change in Ownership and Annuitant Contract Rider.
     (f)  --  Charges Endorsement.
 (5) (a) -- Form of Application for the Flexible Premium Variable Deferred Annuity.
     (b)  --  State Variations of Application Form.
(6)  (a)  --  Articles of Incorporation of Charter National Life Insurance
Company.
     (b)  --  By-Laws of Charter National Life Insurance Company.
(8) (a) -- Participation Agreement dated September 3, 1993 between Scudder Variable Life Investment Fund and Charter National Life Insurance Company.
     (b) -- Reimbursement Agreement dated June 9, 1986 between Scudder, Stevens & Clark Inc. and Charter National Life Insurance Company.
     (c) -- Participating Contract and Policy Agreement and Amendments thereto dated June 4, 1986 between Scudder Investor Services, Inc. and CNL, Inc.
     (d) -- Amendment to Participating Contract and Policy Agreement dated February 20, 1996.
(9)  (a)  --  Opinion and Consent of Counsel.
(13)      --  Schedule for Computation of Performance Data.
(14)      --  Power of Attorney